                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12


                          THE SPORTS CLUB COMPANY, INC.
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                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14a-6(I)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:

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

                         [THE SPORTS CLUB COMPANY LOGO]

April 13, 2001

Dear Fellow Stockholders:

     It is our pleasure to invite you to our 2001 Annual Meeting of Stockholders.

     We will hold the meeting on Monday, May 21, 2001, at 10:00 a.m. at The Sports Club/LA - Los Angeles, 1835 Sepulveda Boulevard, Los Angeles, California. In addition to the formal items of business, we will review recent major developments and answer your questions.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement of the Board of Directors of the Company. The Proxy Statement describes the business that we will conduct at the meeting and provides information about The Sports Club Company, Inc.

     Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.

Sincerely,

/s/ D. MICHAEL TALLA                            /s/ REX A. LICKLIDER

D. Michael Talla                                Rex A. Licklider
Chairman of the Board and                       Vice Chairman of the Board and
Co-Chief Executive Officer                      Co-Chief Executive Officer

                         [THE SPORTS CLUB COMPANY LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:    MAY 21, 2001

TIME:    10:00 A.M.

PLACE:   THE SPORTS CLUB/LA - LOS ANGELES
         1835 SEPULVEDA BOULEVARD
         LOS ANGELES, CA 90025

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS OF THE SPORTS CLUB COMPANY, INC. WILL BE HELD AT 10:00 A.M. ON MAY 21, 2001, AT THE SPORTS CLUB/LA - LOS ANGELES. AT OUR ANNUAL MEETING, WE WILL ASK YOU TO:

     1. ELECT TWO DIRECTORS FOR THREE-YEAR TERMS,

     2. ADOPT OUR 2001 EMPLOYEE STOCK PURCHASE PLAN,

     3. ADOPT OUR 2001 INCENTIVE STOCK PLAN, AND

     4. TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     This Notice and the accompanying Proxy Statement and Proxy Card are being mailed, beginning April 13, 2001 to owners of shares of the Common Stock of The Sports Club Company, Inc. in connection with the solicitation of proxies by the Board of Directors for the 2001 Annual Meeting of Stockholders. This proxy procedure is necessary to permit all Sports Club Company stockholders, many of whom live outside of the Los Angeles area and are unable to attend the meeting, to vote.

     Only stockholders owning Sports Club Company shares on April 6, 2001 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available at both our corporate office and the meeting site beginning May 7, 2001. There were 17,896,643 shares of Company Common Stock outstanding on April 6, 2001.

     The Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY AND TAKE THIS OPPORTUNITY TO VOTE. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan on attending the meeting you are encouraged to vote by proxy to ensure that your shares will be represented. If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy card should be completed and returned. We have enclosed our Annual Report for 2000.

                                          By Order of the Board of Directors

                                          /s/ LOIS BARBERIO
                                          Lois Barberio

                                          Vice President and Secretary

Los Angeles, California
April 13, 2001

                               TABLE OF CONTENTS

Part I - Questions and Answers About the Annual Meeting and
  Voting....................................................      1

Part II - Proposals Recommended By the Board................      3
     Proposal 1. - Election of Two Directors................      3
     Proposal 2. - Adoption of 2001 Employee Stock Purchase
      Plan..................................................      3
     Proposal 3. - Adoption of 2001 Incentive Stock Plan....      6

Part III - Information About Our Directors and Officers.....     10
     Biographies of Directors and Executive Officers........     10
     Information Regarding Our Board of Directors...........     11
          Number of Directors and Terms.....................     11
          Committees........................................     12
          Board and Committee Attendance During 2000........     12
          How We Compensate Directors.......................     13
          Section 16 Compliance.............................     13
     Information Regarding Our Executive Officers...........     14
          How We Compensate Executive Officers..............     14
          Option Grants, Exercises and Year-End Values......     15
          Unexercised Stock Options and Fiscal Year-End
          Option Values.....................................     15
          Employment Agreements.............................     16
     Report of the Compensation Committee...................     16
          Compensation Philosophy...........................     16
          Components of Executive Compensation..............     16
          Compensation of Chief Executive Officers..........     17
     Report of the Audit Committee..........................     18

Part IV - Information About the Company.....................     19
     Independent Certified Accountants......................     19
     Stock Ownership........................................     19
     Description of Transactions with Our Directors,
      Officers and Principal................................     20
     Stockholders...........................................     20
     How Our Stock Has Performed Over the Past Several
      Years.................................................     22

Part V - Other Information..................................     23
     Submission of Stockholder Proposals....................     23
     Financial Statements...................................     23

Appendix A - 2001 Employee Stock Purchase Plan..............  A - 1

Appendix B - 2001 Incentive Stock Plan......................  B - 1

Appendix C - Charter of the Compensation Committee of the
  Board of Directors........................................  C - 1

Appendix D - Charter of the Audit Committee of the Board of
  Directors.................................................  D - 1

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on April 13, 2001 to all stockholders entitled to vote. Stockholders who owned Sports Club Company Common Stock at the close of business on April 6, 2001 are entitled to vote. On this record date, there were 17,896,643 shares of Sports Club Company Common Stock outstanding. Sports Club Company Common Stock is our only class of voting stock. We are also sending with this Proxy Statement, The Sports Club Company, Inc. 2000 Annual Report, which includes our financial statements.

A list of stockholders eligible to vote will be available at the offices of The Sports Club Company, Inc., 11100 Santa Monica Blvd., Suite 300, Los Angeles, California, and at the meeting site, 1835 Sepulveda Blvd., Los Angeles, California, beginning May 7, 2001. Stockholders may examine these lists during normal business hours for any purpose related to the Annual Meeting.

Q: WHAT AM I VOTING ON?

A: There are three proposals.

     - The election of two directors for three-year terms,

     - The adoption of our 2001 Employee Stock Purchase Plan, and

     - The adoption of our 2001 Incentive Stock Plan.

Q: HOW MANY VOTES DO I HAVE?

A: Each share of Sports Club Company Common Stock that you own entitles you to one vote. The proxy card indicates the number of shares of Sports Club Company Common Stock that you own.

Q: HOW DO I VOTE BY PROXY?

A: Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named as proxies on your proxy card) will vote your shares as you have directed. Unless otherwise directed in the proxy card, your proxy will vote your shares as recommended by the Board as follows:

     - FOR election of both nominees,

     - FOR adoption of our 2001 Employee Stock Purchase Plan, and

     - FOR adoption of our 2001 Incentive Stock Plan.

If any other matter is presented, your proxy will vote in accordance with his/her best judgment. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q: WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by sending in another proxy with a later date, or by attending the meeting and casting your vote in person.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at 6201 15th Avenue, Third Floor, Brooklyn, New York 11219, Telephone: (212) 936-5100.

Q: WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under American Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors.

If you do not vote your proxy, your brokerage firm may either:

     - Vote your shares on routine matters, or

     - Leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote customers' shares on non-routine matters. Accordingly, shares that are not voted are considered not entitled to vote on non-routine matters, rather than as a vote against the matter.

You may have granted to your stockbroker discretionary voting authority over your account.

Your stockbroker may be able to vote your shares under the terms of the agreement you have with your stockbroker.

Q: HOW DO I VOTE IN PERSON?

A: If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 6, 2001, the record date for voting.

Q: WHO WILL COUNT THE VOTE?

A: The Sports Club Company's transfer agent, American Stock Transfer & Trust Company, will tally the vote, which will be certified by an Inspector of Election.

Q: IS MY VOTE CONFIDENTIAL?

A: The Sports Club Company has a policy of vote confidentiality. Proxies, ballots and voting tabulations are available for examination only by the Inspector of Election and tabulators. Your vote cannot be disclosed to the Board or management of the Company except as may be required by law and in other limited circumstances.

Q: HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

A: Shares are counted as present at the meeting if:

     - The stockholder is present and votes in person at the meeting, or

     - The stockholder has properly submitted a proxy card, or

     - The stockholder's broker votes the shares as described above.

A majority of the Company's outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

Q: HOW MANY VOTES MUST THE NOMINEES HAVE TO BE ELECTED?

A: We use the phrase "For" vote to mean a vote for a director. Directors will be elected by a plurality of votes, meaning that the directors with the greatest number of "For" votes in the election for directors will be elected.

Q: HOW MANY VOTES MUST THE 2001 EMPLOYEE STOCK PURCHASE PLAN HAVE TO PASS?

A: The plan must receive a "For" vote of a majority of the shares present at the meeting to pass.

Q: HOW MANY VOTES MUST THE 2001 INCENTIVE STOCK PLAN HAVE TO PASS?

A: The Plan must receive a "For" vote of a majority of the shares present at the meeting to pass.

Q: WHO DO I CONTACT IF I HAVE A QUESTION?

A: Any questions should be directed to Investor Relations, The Sports Club Company, Inc., 11100 Santa Monica Blvd., Suite 300, Los Angeles, California 90025, Telephone: (310) 479-5200, Fax: (310) 479-8879.

Q: HOW ARE PROXIES SOLICITED?

A: Proxies may be solicited by mail, telephone, or other means by officers, directors and other employees of the Company. No additional compensation will be paid to these individuals in connection with proxy solicitations. The Company pays for distributing and soliciting proxies and reimburses banks, brokers and other custodians their reasonable fees and expenses for forwarding proxy materials to stockholders.

                                    PART II

                       PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1: ELECTION OF TWO DIRECTORS

     Our Board of Directors is divided into three equal classes. One class is elected at each annual meeting to serve for a three-year term. The number of directors constituting the whole Board is currently six, with two directors standing for re-election at this Annual Meeting. At the Annual Meeting, the two candidates receiving the highest number of votes in the election of Class I directors will be elected. The Board of Directors' nominees for re-election this year are Brian J. Collins and Andrew L. Turner. Each has consented to serve for a three-year term. See page 10 for biographies of both nominees. The other four directors will continue to serve their current terms.

     We have no reason to believe that either of the nominees will be unable to serve as director. However, if any director is unable to stand for re-election, the Board may either reduce the size of the Board or designate a substitute. If a substitute nominee is named, the proxies may be voted for the election of the substitute.

     If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors (stockholders have authorized a range of between five and nine directors) the Board may appoint a director to fill the vacancy until the expiration of the term of that director.

     Directors will be elected by a plurality of votes, meaning that the two nominees with the greatest number of "For" votes will be elected as Class I directors. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF BOTH NOMINEES.

PROPOSAL 2: ADOPTION OF 2001 EMPLOYEE STOCK PURCHASE PLAN

     Our Board of Directors adopted the Purchase Plan in February 2001 to encourage our employees to acquire a proprietary interest in the Company by purchasing our Common Stock through voluntary payroll deductions. The Purchase Plan is designed as an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code, and to qualify for the tax benefits thereunder the Purchase Plan must be approved by the stockholders.

     We have summarized below certain key provisions of the Purchase Plan. Because it is a summary, it may not contain all of the information that is important to you. Before you decide how to vote, you should review the full text of the Purchase Plan attached hereto as Appendix A.

DESCRIPTION OF PURCHASE PLAN


PURPOSE:                         The purpose of the Purchase Plan is to provide an incentive to, and promote the retention and motivation of, our
                                 non-executive employees who are eligible to participate in the Purchase Plan.

ELIGIBILITY AND PARTICIPATION:   Excluding executive officers (senior vice presidents and
                                 above), directors and five percent stockholders, any person who has completed one year of service and is regularly
                                 employed by the Company or one of our subsidiaries for an
                                 average of 20 hours per week during the quarter immediately preceding the beginning of any offering period is eligible to participate in the Purchase Plan.

                                 As of March 30, 2001, approximately 900 employees were
                                 eligible to participate in the Purchase Plan.

                                 A participant must contribute at least 1% of his or her
                                 salary but may contribute up to a maximum of 15%.

PURCHASE PERIODS:                Each purchase period is six months, with the first purchase period commencing July 1, 2001.

SHARES AVAILABLE:                A total of 500,000 shares of Common Stock will be reserved for issuance under the Purchase Plan.

ADMINISTRATION:                  The Plan will be governed and administered by the
                                 Compensation Committee of the Board of Directors
                                 ("Administrator"). All questions of interpretation or
                                 application of the Purchase Plan will be determined by the
                                 Administrator, whose decisions are final, conclusive and
                                 binding upon the Company and all participants.

PURCHASE PRICE:                  The purchase price per share at which shares will be sold to participating employees is 85% of the lower of fair market value per share on either the first day or the last day of the six-month purchase period. The fair market value of the
                                 Common Stock on a given date will be determined by reference to the closing price of such Common Stock on the American
                                 Stock Exchange on such date.

PURCHASE OF SHARES:              An eligible employee who wishes to participate in the
                                 Purchase Plan allocates a portion of his or her after-tax
                                 payroll to the Purchase Plan, which amount will be deducted from the employee's paycheck and directed to the Purchase
                                 Plan account. At the end of each six-month period, the funds in the Purchase Plan account are used to purchase Common
                                 Stock. The Internal Revenue Code imposes a $25,000 market
                                 value limit per employee per calendar year on the combined value of the Common Stock purchased through the Purchase
                                 Plan as calculated at the beginning of each semi-annual
                                 purchase period. Accordingly, assuming the share price does not decrease as of the end of any six-month purchase period over the beginning price for the same six months, the
                                 maximum an employee can invest under the Purchase Plan is
                                 $21,250 per year. If an employee reaches this limit at any purchase date, any remaining funds in the Purchase Plan
                                 account will be retained and applied to the next eligible
                                 semi-annual purchase date or will be returned to the
                                 employee.

                                 The employee's plan account is credited with any cash
                                 dividends paid on his or her Common Stock in the account.
                                 These dividends are automatically reinvested in additional
                                 Common Stock at no cost to the employee. The

                                 amount of such cash dividends, however, are taxable to the employee. Any stock dividends are also automatically added to the employee's plan account.

                                 An employee may increase, decrease or terminate future
                                 payroll deductions, or may withdraw from the Purchase Plan.
                                 Such an election may be made at any time, subject to any
                                 cutoff dates that the Administrator establishes during any purchase period. If an employee withdraws from the Purchase
                                 Plan, accumulated payroll deductions will be returned to the employee, without interest, in cash. An employee's
                                 withdrawal from the Purchase Plan prior to the end of a
                                 given purchase period does not affect his or her eligibility to participate in succeeding purchase periods. The
                                 Administrator may make a pro rata deduction in the number of shares purchasable by employees if such number exceeds the number of shares available for issuance under the Purchase
                                 Plan.

TERMINATION OF
EMPLOYMENT:                      An employee's participation in the Purchase Plan is
                                 terminated when employment is terminated. Upon termination of participation, the employee is entitled to receive the
                                 shares and any unused funds in his or her individual
                                 account. The Purchase Plan provides for certain additional rights to employees on leaves of absences of less than
                                 ninety (90) days and to the beneficiaries of an employee
                                 whose participation in the Purchase Plan is terminated due to death.

CAPITAL CHANGES:                 The Administrator will adjust the purchase price and the
                                 number of shares purchasable under the Purchase Plan if
                                 there are changes in our capitalization.

AMENDMENT AND
TERMINATION OF
THE PLAN:                        The Board of Directors may amend the Purchase Plan at any
                                 time or may terminate the Purchase Plan without approval of stockholders, but in any event, the last offering period
                                 will terminate as of June 30, 2011. If the Purchase Plan is terminated, then, unless otherwise agreed to by the
                                 Administrator and the affected employees, available funds
                                 will be invested in shares as if the Purchase Plan were
                                 terminated at the end of a purchase period. No amendment may alter or impair any shares purchased under the Purchase Plan without the consent of the affected employees. In addition, the Board may not, without your approval:
                                 - Increase the number of shares which can be purchased under the Purchase Plan,
                                 - Reduce the purchase price formula, or
                                 - Modify the eligibility provisions.

FEDERAL INCOME
TAX INFORMATION:                 No income will be taxable to an employee participating in
                                 the Purchase Plan at the time of the purchase of shares of
                                 Common Stock at the formula discount from fair market value.
                                 Upon disposition of the shares, the employee will generally be subject to tax. If the shares have been held by the
                                 employee for more than two years from the date of the onset of the purchase period and more than one year from the
                                 purchase date of the shares, the lesser of (1) the excess of the fair market value of the shares at the time of such
                                 disposition over the purchase price, or (2) 15% of the fair market value of the shares on the first day of the offering period, will be taxable as ordinary income, and any further gain will be treated as long-term capital gain. If the
                                 shares are

                                 disposed of before the expiration of the holding periods
                                 described above, the excess fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and further gain or loss on such
                                 disposition will be capital gain or loss. We are not
                                 entitled to a deduction for amounts taxable to an employee except to the extent of the ordinary income taxable to an
                                 employee upon disposition of shares prior to the expiration of the holding periods described above.

                                 The foregoing is only a summary of the federal income tax
                                 consequences of the Purchase Plan to participants and us and does not purport to be complete. Reference is made to
                                 applicable provisions of the Internal Revenue Code. In
                                 addition, the summary does not discuss the tax consequences of an employee's death or the income tax laws of any
                                 municipality, state or foreign country in which an employee may reside. Therefore, in order to understand these other
                                 tax consequences applicable to participants in greater
                                 detail, each participant should consult with his or her own tax advisor.

BENEFITS TO BE
AWARDED UNDER
THE PURCHASE PLAN:               Because participation in the Purchase Plan is voluntary, we do not know how many shares of Common Stock will ultimately be issued under the Purchase Plan. However, the Board has
                                 authorized 50,000 shares for future issuance.

     The Purchase Plan must receive a Yes vote of a majority of the shares present at the meeting to pass. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3: ADOPTION OF 2001 INCENTIVE STOCK PLAN

     We are asking for your approval of our 2001 Incentive Stock Plan. The Board of Directors and stockholders originally approved an incentive plan in 1994 and in 1998 approved an amendment to the plan (collectively, the "Incentive Plan"). An aggregate of 1,800,000 shares of our Common Stock was authorized for issuance under the Incentive Plan. As of March 30, 2001, 41,168 shares had been exercised due to grants under the Plan and 1,515,006 shares were subject to outstanding options. We expect that all shares under the Incentive Plan will be fully utilized by mid-year and by its terms the Incentive Plan will terminate on the earlier of, the date no additional shares are available under it, or December 31, 2001.

     The Incentive Plan has played an important role in our efforts to attract and retain employees and serves to align the interests of employees with those of stockholders through equity ownership of the Company. In order to continue future equity incentives to employees, the Board of Directors approved our 2001 Incentive Stock Plan (the "2001 Plan") on March 30, 2001, subject to stockholder approval.

     We have summarized below certain key provisions of the 2001 Plan. Because it is a summary, it may not contain all of the information that is important to you. Before you decide how to vote, you should review the full text of the 2001 Plan, which we have included as Appendix B.

DESCRIPTION OF 2001 INCENTIVE STOCK PLAN

PURPOSE:                         The purposes of the 2001 Plan are (1) to attract and retain individuals with ability on a basis competitive with general business practices and (2) to promote the interests of the
                                 Company and its stockholders by increasing the proprietary and vested interests of our employees, consultants, officers and directors. As of March 30, 2001, approximately fifty
                                 individuals (2 outside consultants, 5 executive officers and
                                 43 employees) were participating in the 2001 Plan.

TERM:                            No stock will be granted pursuant to the 2001 Plan on or
                                 after March 29, 2011.

SHARES AVAILABLE:                The maximum number of shares of the Company's Common Stock authorized for issuance under the 2001 Plan is 2,500,000.
                                 This number is subject to adjustment in the event of a stock exchange, reorganization, recapitalization, stock split,
                                 stock dividend or other capital change or adjustment.

ADMINISTRATION:                  Currently, the Board of Directors of the Company has
                                 appointed the Board's three member Compensation Committee
                                 ("Administrator") to administer the 2001 Plan. The
                                 Administrator has the authority to adopt rules and
                                 regulations that it considers necessary or appropriate to
                                 interpret and carry out the purposes of the 2001 Plan,
                                 including the type, size and terms of awards; the terms of vesting and the dates of exercisability and payment; and the amendment of awards previously granted.

AWARDS:                          The 2001 Plan allows the Administrator to grant awards of
                                 options, rights to purchase shares of Common Stock and stock appreciation rights. Stock options may be either incentive stock options qualifying under Section 422 of the Internal
                                 Revenue Code or non-qualified options.

                                 Awards under the 2001 Plan are non-transferable except by
                                 will or the laws of descent and distribution.

TERMINATION AND
AMENDMENT:                       The Board of Directors has the authority to terminate the
                                 2001 Plan at any time. However, no termination or amendment may, without the consent of the participant, impair any
                                 rights that were granted prior to termination or amendment.

STOCK OPTIONS:                   The Administrator has adopted certain rules that govern the grant of stock options under the 2001 Plan. The exercise
                                 price of incentive stock options must be equal to or greater than the fair market value on the date the option is granted
                                 (a minimum price of 110% of fair market value for
                                 participants who own at least 10% of our outstanding Common
                                 Stock on the grant date). Non-qualified stock options must have an exercise price equal to at least 85% of fair market value on the date of grant.

                                 A stock option expires 90 days following termination of
                                 employment, other than for death or disability, unless
                                 otherwise determined by the Administrator. The option of any participant whose employment has been terminated by reason of death or permanent disability generally expires 12 months after termination.

                                 To date, no option rights have been granted under the 2001
                                 Plan.

PURCHASE RIGHTS:                 The Administrator has adopted certain rules that govern the grant of purchase rights under the 2001 Plan. Rights to
                                 purchase shares of Common Stock to be offered for direct
                                 sale must be at a purchase price equal to not less than 85%
                                 of the fair market value. Purchase rights are generally
                                 exercisable for a period of thirty days following the date of grant. Generally, the provisions applicable to options
                                 regarding transfer and exercise upon termination, death,
                                 disability or retirement will also apply to purchase rights.

                                 To date, no purchase rights have been granted under the 2001
                                 Plan.

STOCK APPRECIATION
RIGHTS:                          The Administrator has also adopted certain rules that govern the grant of stock appreciation rights under the 2001 Plan.
                                 Stock appreciation rights allow their holders to benefit
                                 from the appreciation in the value of shares of our Common
                                 Stock without having to invest any funds. Appreciation
                                 rights entitle the

                                 holder to receive payment having an aggregate value equal to the product of (1) the excess, if any, of the fair market
                                 value on the exercise date of one share over the base price per share, times (2) the number of shares called for by the appreciation right or portion thereof that is exercised. The
                                 Administrator determines whether payment upon exercise of
                                 the appreciation right is made in cash, shares or a
                                 combination of cash and shares.

                                 Stock appreciation rights may be granted in combination with options or on a stand-alone basis.

                                 Appreciation rights granted in tandem with a related option are exercisable only to the extent and under the same terms and conditions as the related option. If an appreciation
                                 right is exercised, the related option grant will be
                                 modified to cancel the number of shares with respect to
                                 which the appreciation right was exercised, and upon the
                                 exercise or termination of a related option, the
                                 appreciation right will terminate as to the number of shares with respect to which the related option was exercised or
                                 terminated.

                                 Appreciation rights not granted in tandem with options will generally contain exercise terms substantially similar to
                                 those contained in option grants. Generally, the provisions applicable to options regarding transfer and exercise upon termination, death, disability or retirement will also apply to appreciation rights.

                                 To date, no appreciation rights have been granted under the
                                 2001 Plan.

BENEFITS:                        As of March 30, 2001, options for 1,515,006 shares of our
                                 Common Stock were outstanding in the aggregate under all of our incentive stock plans at a weighted average exercise
                                 price of $5.95 per share.

                                 Within the last two years the Administrator has awarded to our executive officers the following option grants (please refer to the table entitled "Option Grants, Exercises and
                                 Year-End Values" on page 15 for additional detail regarding these grants):

                                             D. Michael Talla.......................  250,000
                                             Rex A. Licklider.......................     0
                                             Nanette Pattee Francini................  128,267
                                             Timothy O'Brien........................  128,267
                                             Mark Spino.............................  128,267
                                             Philip Swain...........................  128,267

                                 The number of options or other awards to be granted in the future cannot be determined at this time. The actual
                                 benefits, if any, to individual participants cannot be
                                 determined prior to exercise because the value, if any, of options and rights is represented by the difference between the market price of a share of our Common Stock on the date of exercise and the exercise price of the option and/or
                                 right.

FEDERAL TAX
CONSEQUENCES:                    Non-qualified options
                                 No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise the participant
                                 will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an
                                 employee participant will be subject to tax withholding.
                                 Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the

                                 difference between the amount realized on such sale and the tax basis of the shares sold.

                                 We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with
                                 respect to shares acquired upon exercise of the
                                 non-qualified option.

                                 Incentive stock options
                                 No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a
                                 participant may have income for purposes of alternative
                                 minimum tax calculations) and we will not be allowed a
                                 deduction for federal income tax purposes in connection with the grant or exercise of an option.

                                 If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant
                                 eventually disposes of the stock is treated as long term
                                 capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the
                                 participant will recognize ordinary income in an amount
                                 equal to the lesser of the difference between (1) the
                                 exercise price and the fair market value of the shares on
                                 the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as
                                 capital gain or loss. We would be entitled to a federal
                                 income tax deduction equal to the amount of ordinary income recognized by the participant.

                                 Section 162(m)
                                 Compensation of persons who are named executive officers is subject to the tax deduction limits of section 162(m) of the
                                 Internal Revenue Code. Stock options, and stock appreciation rights that qualify as "performance-based compensation," are exempt from section 162(m), thus allowing us the full tax
                                 deduction otherwise permitted for such compensation. If
                                 approved by the stockholders the 2001 Plan will enable the
                                 Administrator to grant options and stock appreciation rights that will be exempt from the deduction limits of section
                                 162(m).

                                 The foregoing is only a summary of the effects of federal
                                 income taxation upon the participants and us and does not
                                 purport to be complete. Therefore, in order to understand
                                 the federal income tax consequences applicable to
                                 participants in greater detail, each participant should
                                 consult with his or her own tax advisor.

     The 2001 Incentive Stock Plan must receive a Yes vote of a majority of the shares present at the meeting to be adopted. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE 2001 INCENTIVE STOCK PLAN.

                                    PART III

                  INFORMATION ABOUT OUR DIRECTORS AND OFFICERS

                BIOGRAPHIES OF DIRECTORS AND EXECUTIVE OFFICERS

CLASS I DIRECTORS

BRIAN J. COLLINS Age 40
Director since 1997
Term expires 2001                From December 1996 to May 1999, Mr. Collins
                                 served as Vice President and Chief Financial
                                 Officer of Millennium Partners Management LLC, an affiliate of Millennium Entertainment
                                 Partners L.P., which is a real estate developer of mixed-use urban entertainment projects. In
                                 June 1997 he became a principal of Millennium
                                 Partners Management LLC and in June 1999 was named Chief Operating Officer. From March 1993 to November 1996, Mr. Collins was Senior Vice
                                 President at Carol Management Corp., an owner and operator of real estate and hotel properties. Mr. Collins holds a Bachelor of Arts Degree from Colgate University and a
                                 Masters of Science in Accounting from New York
                                 University's Graduate School of Business. For so long as Millennium maintains at least a 12% interest in our equity securities, we and certain of our stockholders have agreed with Millennium to cause a nominee of Millennium to be appointed or elected to our Board of Directors. Mr. Collins is currently serving as Millennium's nominee pursuant to this agreement. See "Description of Transactions with Our Directors, Officers and Principal
                                 Stockholders."

ANDREW L. TURNER Age 54
Director since 1994
Term expires 2001                Mr. Turner currently serves as Chairman of the
                                 Board for both Ballantrae Healthcare and Enduracare Rehabilitation Services. He also serves on the Board of Directors of Watson
                                 Pharmaceuticals, Inc., a publicly traded pharmaceutical manufacturing company. From 1989 until August 2000, Mr. Turner served as
                                 Chairman of the Board and Chief Executive
                                 Officer of Sun Healthcare Group, Inc., a publicly traded health care services provider.
                                 In October 1999, Sun Healthcare Group, Inc.
                                 filed voluntary petitions with the U.S.
                                 Bankruptcy Court to reorganize under chapter
                                 11.

CLASS II DIRECTORS

NANETTE PATTEE FRANCINI Age 52
Director since 1994
Term expires 2002                Ms. Pattee Francini began developing sports and
                                 fitness clubs in 1977 and has served as our Executive Vice President and has been principally responsible for overseeing all marketing activities since our inception in 1994. Ms. Pattee Francini holds a Bachelor of
                                 Arts Degree from the University of Arizona.

DENNISON T. VERU Age 40
Director since 1996
Term expires 2002                Mr. Veru has been a Director since 1996. In
                                 March 2000, Mr. Veru became Executive Vice
                                 President of Palisade Capital Management, LLC.
                                 From November 1992 until December 1999, he served as President and Director of Research of Awad & Associates, a money management division of Raymond James Financial. He is a graduate of Franklin and Marshall College.

CLASS III DIRECTORS

REX A. LICKLIDER Age 58
Director since 1994
Term expires 2003                Mr. Licklider has served as Vice Chairman of
                                 the Board since 1994 and was appointed Co-Chief
                                 Executive Officer in February 2000. Previously,
                                 Mr. Licklider served as a consultant to us for strategic and financial planning. He founded
                                 Com Systems, Inc., a publicly traded
                                 long-distance telecommunications company, and at various times between 1975 and April 1992 served as its Chairman, President and Chief
                                 Executive Officer. Mr. Licklider is a founder and director of Pentium Investments, Inc. and a director of The Learning Network, Inc. and
                                 Deckers Outdoor Corporation. He also serves on the Board of Directors of The Children's Bureau of Southern California, Los Angeles Youth
                                 Programs, Inc., The Achievable Foundation and
                                 Marymount High School in Los Angeles,
                                 California. Mr. Licklider holds a Bachelor of
                                 Arts Degree in Business Administration from the
                                 University of Arizona and a Masters in Business
                                 Administration from the University of
                                 California at Los Angeles.

D. MICHAEL TALLA Age 54
Director since 1994
Term expires 2003                Mr. Talla began developing sports and fitness
                                 clubs in 1977. From our inception in 1994 he has served as Chairman of the Board, and until Mr. Gibbons' appointment in July 1999, also served as our Chief Executive Officer. Upon Mr.
                                 Gibbon's resignation last February, he assumed the position of Co-Chief Executive Officer with Mr. Licklider. Mr. Talla holds a Bachelor of
                                 Arts Degree in Business Administration from the
                                 University of Arizona.

OTHER EXECUTIVE OFFICERS

TIMOTHY M. O'BRIEN Age 49
Chief Financial Officer
                                 Mr. O'Brien has been our Chief Financial
                                 Officer since February 1995 and since June 1995 has also served as Assistant Secretary. Mr. O'Brien has a Bachelor of Business Administration Degree from the University of Wisconsin-Madison and is a Certified Public Accountant.

PHILIP J. SWAIN Age 43
Sr. Vice President of Operations
                                 Mr. Swain served as Vice President of
                                 Operations from our inception in 1994 and was appointed Senior Vice President in 2000.

MARK S. SPINO Age 46
Sr. Vice President of Development
                                 Mr. Spino served as Vice President of
                                 Development from our inception in 1994 and was appointed Senior Vice President in 2000. Mr. Spino holds a Bachelor of Arts Degree and a Masters of Arts in Physical Education from the University of Southern California.

                  INFORMATION REGARDING OUR BOARD OF DIRECTORS

NUMBER OF DIRECTORS AND TERMS

     Our Board of Directors currently has six directors. Two directors are nominees for re-election this year. The remaining four will continue to serve the terms described in their biographies included on pages 10 - 11 under "Biographies of Directors and Executive Officers." The Board is divided into three equal classes. The classes serve staggered three-year terms.

COMMITTEES

     The Board has two permanent committees: the Audit Committee and the Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

  The Compensation Committee

     - Reviews and recommends salaries and bonuses for executive officers,

     - Administers our incentive stock and employee stock purchase plans with authority to grant options and other equity awards,

     - Is composed of the three non-employee directors -- Messrs. Collins, Veru and Turner (Acting Chairman), and

     - Met four times during 2000.

  The Audit Committee

     - Reviews audit and control functions,

     - Reviews accounting principles, policies and practices,

     - Confers with independent accountants and management personnel regarding the scope of our audit examination,

     - Reviews reports of our independent accountants and our management's response thereto,

     - Approves consolidated financial statements for inclusion in our Annual Report on Form 10-K,

     - Is composed of the three non-employee directors -- Messrs. Collins, Turner and Veru (acting Chairman), and

     - Met three times during 2000.

     During the year, the Board examined the composition of the Audit Committee in light of the adoption by the Securities and Exchange Commission and the American Stock Exchange of new rules governing audit committees. The new rules state that the audit committee must be a committee of at least three members comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements. Based on this examination the Board confirmed that only two of the members of our Audit Committee (Messrs. Veru and Turner) were independent within the meaning of the new rules. The Committee's third member (Brian Collins) is not considered independent because of his affiliation with Millennium (See "Description of Transactions with Our Directors, Officers and Principal Stockholders" at pages 20-21). Under limited circumstances the rules do allow a Board of Directors to appoint one director to the audit committee who is not considered independent provided that such director is not a current employee or immediate family member of an employee. The Board has decided that Mr. Collins' appointment to the Audit Committee meets the exception criteria and that it is in the best interests of the stockholders that Mr. Collins remain the third member of the Audit Committee.

BOARD AND COMMITTEE ATTENDANCE DURING 2000

     The Board of Directors held four meetings in 2000. Except for John Gibbons, who resigned in February 2000, each director attended all meetings of the Board and all meetings of committees of which such director was a member.

HOW WE COMPENSATE DIRECTORS

     Directors' fees, paid only to directors who are not employees of the Company, are as follows:

     - Annual retainer fee of $12,000,

     - $1,000 for each Board and committee meeting attended,

     - Expenses of attending Board and committee meetings, and

     - Automatic annual award of 2,000 shares of our Common Stock granted under the Amended and Restated 1994 Stock Compensation Plan each November 15th.

     Messrs. Collins, Turner and Veru currently serve on the Board as non-employee directors. Until assuming the position of Co-Chief Executive Officer, Mr. Licklider also received amounts due to non-employee directors. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board. Following are the amounts paid to all directors for each of the last four years:

- 1997......................................................  $48,783
- 1998......................................................   53,320
- 1999......................................................   69,240
- 2000......................................................   71,500

     Under the Amended and Restated 1994 Stock Compensation Plan an aggregate of 30,000 shares of Common Stock was issued to non-employee directors through December 31, 2000.

SECTION 16 COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and greater-than-10% stockholders to file reports with the Securities and Exchange Commission and the American Stock Exchange on changes in their beneficial ownership of our Common Stock and to provide the Company with copies of the reports. Based on our review of these reports and certifications furnished to us, we believe that all of our directors and executive officers complied during 2000 with the reporting requirements of
Section 16(a), with the exception of a purchase of 12,000 shares of our Common Stock by Mr. Brian Collins in June 1999, which, as a result of an administrative oversight, was reported in March 2001.

                  INFORMATION REGARDING OUR EXECUTIVE OFFICERS

HOW WE COMPENSATE EXECUTIVE OFFICERS

     The table below shows, for the last three fiscal years, the amount of compensation earned by the Co-Chief Executive Officers and the next four most highly-compensated executive officers (the "Named Executive Officers"). The current salaries of such executive officers are described below under "Employment Agreements."

                                                                         LONG-TERM
                                                                        COMPENSATION
                                             ANNUAL COMPENSATION           SHARES         ALL OTHER
                                           ------------------------      UNDERLYING      COMPENSATION
         NAME & POSITION           YEAR    SALARY($)(A)    BONUS($)    OPTIONS AWARDS       ($)(B)
         ---------------           ----    ------------    --------    --------------    ------------
D. Michael Talla.................  2000      243,875(c)     70,000        250,000           14,245
  Co-Chief Executive Officer       1999      243,000(c)     60,000             --            3,168
  and Chairman of the Board        1998      243,000(c)     45,000         30,000            3,168
Rex A. Licklider.................  2000      156,050            --             --           10,879
  Co-Chief Executive Officer and   1999           --            --             --               --
  Vice Chairman of the Board       1998           --            --             --               --
Nanette Pattee Francini..........  2000      198,325        60,000         78,267            9,617
  Executive Vice President         1999      159,993        45,000         50,000            1,980
  and Director                     1998      154,800        35,000         30,000              825
John M. Gibbons..................  2000      293,336(d)     70,000             --            1,449
  President, Chief Executive       1999      304,508(d)     55,000             --            2,534
  Officer and Director             1998      264,108(d)     42,000         30,000            2,534
  (Resigned February 2000)
Mark S. Spino....................  2000      197,916        60,000         78,267           14,145
  Senior Vice President of         1999      150,000        45,000         50,000            3,168
  Development                      1998      145,000        35,000         30,000            2,775
Philip J. Swain..................  2000      198,325        60,000         78,267           12,704
  Senior Vice President of         1999      160,000        45,000         50,000            1,980
  Operations                       1998      155,000        35,000         30,000            2,063
Timothy M. O'Brien...............  2000      197,916        60,000         78,267            4,716
  Chief Financial Officer          1999      150,000        45,000         50,000            3,168
  and Assistant Secretary          1998      146,300        35,000         30,000            3,168

---------------
(a) Includes automobile allowance.

(b) Represents value of (i) amounts paid by us on behalf of the Named Executive Officer and dependents for medical insurance and (ii) our Common Stock contributed for the benefit of the Named Executive Officer under the 401K Profit Sharing Plan, based upon the December 31 closing market price each year of our Common Stock, on the American Stock Exchange.

(c) Mr. Talla also receives, on an annual basis, 49.9% of the first $300,000 of The Sports Club/LA-Los Angeles' net cash flow. This amount is not included in Mr. Talla's compensation. See "Certain Relationships and Related Transactions."

(d) Includes an allowance for living expenses paid to Mr. Gibbons under the terms of his employment agreement.

OPTION GRANTS, EXERCISES AND YEAR-END VALUES

     The following table describes option grants to the Named Executive Officers during the last fiscal year.

                                                     % OF                               POTENTIAL REALIZABLE
                                                     TOTAL                                VALUE AT ASSUMED
                                                    OPTIONS                             ANNUAL RATES OF STOCK
                                      SHARES        GRANTED                            PRICE APPRECIATION FOR
                                    UNDERLYING        TO       EXERCISE                    OPTION TERM(B)
                                      OPTIONS      EMPLOYEES    PRICE     EXPIRATION   -----------------------
              NAME                 GRANTED(#)(A)   FOR 2000     ($/SH)       DATE        5%($)        10%($)
              ----                 -------------   ---------   --------   ----------   ---------    ----------
D. Michael Talla.................     250,000        33.58       8.00      2/8/2005         --       593,742
Rex A. Licklider.................          --           --         --            --         --            --
Nanette Pattee Francini..........      50,000         6.72       8.00      2/8/2010         --       118,748
                                       28,267         3.80       4.25     11/5/2010     75,552       191,463
John M. Gibbons..................          --           --         --            --         --            --
Mark S. Spino....................      50,000         6.72       8.00      2/8/2010         --       118,748
                                       28,267         3.80       4.25     11/5/2010     75,552       191,463
Phillip J. Swain.................      50,000         6.72       8.00      2/8/2010         --       118,748
                                       28,267         3.80       4.25     11/5/2010     75,552       191,463
Timothy M. O'Brien...............      50,000         6.72       8.00      2/8/2010         --       118,748
                                       28,267         3.80       4.25     11/5/2010     75,552       191,463

---------------
(a) All grants are incentive stock options granted under the terms of our 1994 Stock Incentive Plan (as amended and restated June 3, 1998), at an exercise price equal to or greater than the fair market value of our Common Stock on the date of grant. All of these options vest in 33 1/3% increments on the first three anniversaries of the date of grant and, with the exception of D. Michael Talla whose options expire 5 years from date of grant, all of these options expire 10 years from the date of grant.

(b) The dollar amounts listed are the result of calculations at the 5% and 10% annual rates of stock appreciation prescribed by the SEC and are not intended to forecast possible future appreciation, if any, of our Common Stock. If our Common Stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

UNEXERCISED STOCK OPTIONS AND FISCAL YEAR-END OPTION VALUES

     None of the Named Executive Officers exercised stock options during the last fiscal year. The following table provides information with respect to unexercised stock options outstanding as of December 31, 2000.

                                              NUMBER OF SHARES UNDERLYING          VALUE OF IN-THE-MONEY
                                             UNEXERCISED OPTIONS AT FISCAL     UNEXERCISED OPTIONS AT FISCAL
                                                      YEAR-END(A)                       YEAR-END(B)
                                             ------------------------------    ------------------------------
                                             EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                   NAME                          (#)              (#)              ($)              ($)
                   ----                      ------------    --------------    ------------    --------------
D. Michael Talla...........................     20,000          260,000              --                 --
Rex A. Licklider...........................         --               --              --                 --
Nanette Pattee Francini....................     66,667          121,600           1,875                 --
John M. Gibbons............................         --               --              --                 --
Mark S. Spino..............................     66,667          121,600           1,875                 --
Philip J. Swain............................     76,667          121,600           3,125                 --
Timothy M. O'Brien.........................     96,667          121,600           2,187                 --

---------------
(a) All options were granted under our 1994 Stock Incentive Plan (as amended and restated June 3, 1998).

(b) The in-the-money options had exercise prices of less than $2.8125, the closing price of our Common Stock on the American Stock Exchange on December 31, 2000. The calculations of value assume a fair market value of our Common Stock on December 31, 2000 at the price of $2.8125 per share.

EMPLOYMENT AGREEMENTS

     The Company has no written employment agreements. At December 31, 2000, the Company's agreements with D. Michael Talla, Co-Chief Executive Officer, and Nanette Pattee Francini, Executive Vice President, expired.

     Our executive officers currently receive the following salaries:

D. Michael Talla              Co-Chief Executive Officer.................  $250,000
Rex A. Licklider              Co-Chief Executive Officer.................   250,000
Nanette Pattee Francini       Executive Vice President...................   200,000
Timothy M. O'Brien            Chief Financial Officer....................   200,000
Mark S. Spino                 Senior Vice President......................   200,000
Philip J. Swain               Senior Vice President......................   200,000

     Effective February 11, 2000, John Gibbons resigned from the Company and we entered into a Separation from Employment Agreement pursuant to which Mr. Gibbons received $250,000 prorated over a 12-month period. Mr. Gibbons received his final payment on March 7, 2001. Additionally, the Board in its discretion awarded Mr. Gibbons a bonus of $70,000. Mr. Gibbons was also entitled to the value of his vested stock options.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is composed entirely of non-employee members of our Board of Directors. Currently Messrs. Collins, Turner and Veru serve on the Committee. The Committee reviews and approves each of the elements of our executive compensation program and assesses both the competitiveness and effectiveness of the program. In addition, the Committee administers the Company's incentive stock and employee stock purchase plans.

     Last year the Committee reviewed its existing charter and made certain changes. These changes reflected increased specificity in the charter rather than changes in the Committee's practices. The revised charter was approved by the full Board on November 6, 2000. The complete text of the new charter is included in this proxy statement as Appendix C.

COMPENSATION PHILOSOPHY

     Our overall executive compensation philosophy is intended to achieve the following three results:

     - To reward the achievement of our strategic goals and the creation of stockholder value,

     - To maintain a close relationship between compensation and stockholder value, and

     - To secure, develop, motivate and retain a high-quality management team.

     This philosophy underlies our overall salary structure, including executive compensation.

     The Committee is aware of the limitations imposed by section 162(m) of the Internal Revenue Code on the deductibility of compensation paid to certain senior executives to the extent it exceeds $1 million per executive. We currently intend to recommend compensation amounts and plans which will result in all compensation payments being fully deductible pursuant to section 162(m).

COMPONENTS OF EXECUTIVE COMPENSATION

     The Company's compensation program consists of three key elements:

     - A base salary,

     - A performance-based annual bonus, and

     - Periodic grants of stock options.

  Base Salaries

     Base salary levels for all executive officers are reviewed annually. As part of this process, we review the compensation packages offered by other companies operating in the sports and leisure industry. We also give consideration to the experience, responsibilities, management and leadership abilities of our executive officers and their actual performance on behalf of the Company, as well as compensation policies prevailing generally within the industry and within the Peer Group described under "How Our Stock Has Performed Over the Past Several Years."

  Annual Bonus

     The Committee also supplements base compensation through discretionary performance-based bonuses. For 2000, management established overall Company targets based on achievement of specific performance levels at the end of the fiscal year; upon review of the achievement of those targets, the Committee approved the following bonuses in February 2001:

D. Michael Talla............................................  $75,000
Rex A. Licklider............................................   75,000
Nanette Pattee Francini.....................................   60,000
Timothy O'Brien.............................................   60,000
Philip J. Swain.............................................   60,000
Mark Spino..................................................   60,000

  Stock Options

     The Committee believes that long-term incentive compensation in the form of stock options will motivate officers and key employees to improve the long-term performance of the Common Stock and thus directly increase stockholder value. Stock options may also be used to attract new executives. Our incentive stock plans provide a means by which executive officers and other key employees can build an investment in the Company, which will align such employees' economic interests with the interests of the stockholders. Such options are generally granted at the prevailing market price of the Common Stock and will only have value if the market price increases. Generally, stock options vest over a period of time from the date of grant, and the optionee must be associated with the Company at the time of vesting in order to exercise the option. In addition to providing performance incentives to employees, stock options provide us with a form of non-cash compensation, which allows us to provide benefits to employees without making cash expenditures. Accordingly, the Committee views the grant of options as an effective component of its overall executive compensation program.

     In connection with its grant of options, the Committee considers the outstanding options held by the individual and the projected value of the options based on historical and assumed appreciation rates for the Common Stock.

COMPENSATION OF CHIEF EXECUTIVE OFFICERS

     The Committee is responsible for recommending the compensation of the Co-Chief Executive Officers and bases such recommendations on the same factors as those employed by the Committee for other executive officers. In determining salary the Committee considers the achievement of earnings and growth goals.

     During 1999, Mr. Talla's base salary was $225,000. In February 2000, upon his appointment to Co-Chief Executive Officer, the Board of Directors increased his salary to $250,000 and awarded Mr. Talla options to purchase 250,000 shares at a price of $8.00 per share. In setting Mr. Talla's salary the Committee considered amounts received by Mr. Talla in respect of his interest in The Sports Club/LA-Los Angeles' net cash flow as described in "Description of Transactions with our Directors, Officers and Principal Stockholders."

     Mr. Talla now holds in the aggregate options to purchase 280,000 shares of the Company's Common Stock. The Board awarded Mr. Talla a bonus of $70,000 in 2000 and a bonus of $75,000 in February 2001.

     The Board of Directors appointed Mr. Licklider Co-Chief Executive Officer in February 2000 and in May of 2000 awarded him an annual base salary of $250,000. Mr. Licklider holds no options. In February of this year the Board awarded Mr. Licklider a bonus of $75,000.

     In the future, the Committee may establish additional, specific quantitative and/or qualitative goals, the accomplishment of which will be considered in fixing the compensation of the chief executive officers.

                        Members of the Compensation Committee

                        Andrew L. Turner, Chairman (member since September 1994) Brian J. Collins (member since April 1998)
                        Dennison T. Veru (member since February
                        1996)

REPORT OF THE AUDIT COMMITTEE

     Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to existing rules relating to the disclosure of information about companies' audit committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee.

     Last year, the Audit Committee reviewed its existing charter and made a number of changes to reflect the new standards set forth in the Securities and Exchange Commission regulations and the American Stock Exchange listing requirements. The updated charter was approved by the Board on November 6, 2000. The complete text of the new charter is included in this proxy statement as Appendix D.

     The Committee is comprised of three non-employee directors, two of whom are independent as defined by the American Stock Exchange listing requirements.

     Management is responsible for the Company's internal controls and the financial reporting process. Our independent accountants, KPMG, LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. It is the Committee's responsibility, on behalf of the Board of Directors, to review, monitor and oversee these processes.

     In connection with KPMG's audit, the Committee met with management and KPMG to review and discuss the Company's December 31, 2000 financial statements. The Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee also received written disclosures from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with KPMG that firm's independence.

     Based upon the Committee's reviews and discussions with management and the independent accountants, the Committee:

     - Recommended to the Board of Directors that they approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission, and

     - Concurred with KMPG that the provision of their non-audit services, which were limited to certain tax filing preparation, was compatible with maintaining, and did not compromise, KPMG's independence.

                         Members of the Audit Committee

                         Dennison T. Veru, Chairman (member since February 1996) Andrew L. Turner (member since September 1994)
                         Brian J. Collins (member since April 1998)

                                    PART IV

                         INFORMATION ABOUT THE COMPANY

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Our Board has selected the firm of KPMG LLP as the Company's independent public accountants for the 2001 fiscal year. During fiscal 2000 KPMG LLP provided audit services which included examination of the Company's annual consolidated financial statements. Representatives of KPMG LLP are expected to attend the meeting in order to respond to stockholder questions. They will also have an opportunity to make a statement to the stockholders.

     During the last fiscal year KPMG LLP billed us for the following:

     - Audit Fees of $92,002 for quarterly and year-end financial review

     - Other Fees of $81,833 for tax preparation services

                                STOCK OWNERSHIP

     The following table shows the shares of our Common Stock beneficially owned as of March 30, 2001 by our directors and Named Executive Officers. It also shows other individuals or entities that beneficially owned more than 5% of the 17,896,643 issued and outstanding shares of our Common Stock.

                                                                                    TOTAL AND PERCENT OF
                                   SHARES            OPTIONS         SHARES HELD     STOCK OUTSTANDING
       NAME AND ADDRESS             OWNED          EXERCISABLE          UNDER       --------------------
    OF BENEFICIAL OWNER(A)       DIRECTLY(B)    WITHIN 60 DAYS(C)    401-K PLAN      NUMBER      PERCENT
    ----------------------       -----------    -----------------    -----------    ---------    -------
D. Michael Talla(d)............   5,064,215          113,334            3,158       5,180,707     34.45%
Nanette Pattee Francini(d).....     256,107          110,001            1,425         367,533     34.45%
Mark S. Spino(d)...............     227,969          110,001            2,684         340,654     34.45%
Philip J. Swain(d).............     154,164          120,001            1,817         275,982     34.45%
Voting Trust(d)................   5,702,455          453,337            9,084       6,164,876     34.45%
John M. Gibbons................          --               --               --              --        --
Timothy O'Brien................       3,000          140,001            3,094         146,095         *
The Licklider Living Trust
  Dated May 2, 1986............   1,725,862               --               --       1,725,862      9.64%
Andrew L. Turner...............       2,000               --               --           2,000         *
Dennison T. Veru...............      27,000               --               --          27,000         *
Brian J. Collins...............      53,001               --               --          53,001         *
All Directors and Executive
  Officers as a Group (10
  persons).....................   7,513,318          593,338           12,178       8,118,834     45.37%
Millennium(e)..................   5,294,591               --               --       5,294,591     29.58%

---------------
 *  Less than 1%

(a) The address of all directors and executive officers is c/o The Sports Club Company, Inc., at 11100 Santa Monica Blvd., Suite 300, Los Angeles, California 90025.

(b) Includes shares for which the named person is considered the owner because:

        1. the named person has sole voting and investment power,

        2. the named persons' spouse has voting and investment power, or

        3. the shares are held by other members of the named persons' immediate family.

(c) Includes shares that can be acquired through stock option exercises through May 29, 2001.

(d) Named persons share voting power pursuant to a voting agreement that requires each party to vote his or her shares in the manner determined by a majority of all holders. The agreement is effective until

    October 20, 2004, or until terminated by persons holding 66 2/3% of the shares of our Common Stock subject to the agreement. Each of the parties to the voting agreement effectively controls the voting of all shares held by the parties to the agreement, and, under SEC rules, are deemed beneficial owners of the shares subject to the agreement. The total number of shares of our Common Stock held by the parties without giving effect to beneficial ownership resulting from the voting agreement is:

                                                    SHARES        TOTAL SHARES
                                                     HELD             HELD
                  NAMED PERSON                     DIRECTLY     (SEE ABOVE TABLE)
                  ------------                     ---------    -----------------
D. Michael Talla:
  Individually...................................  4,893,234
  Spouse.........................................     30,953
  Trusts for two minor children..................    140,028
          Total.............................................        5,064,215
Nanette Pattee Francini.....................................          256,107
Mark S. Spino...............................................          227,969
Philip J. Swain.............................................          154,164
                                                                    ---------
     All Parties to Voting Agreement........................        5,702,455
                                                                    =========

(e) The Millennium shares are held by the following affiliates:

                                                              SHARES HELD
                                                              -----------
Millennium Partners LLC.....................................   2,253,863
Millennium Development Partners L.P. .......................     978,900
MDP Ventures I LLC..........................................      72,100
MDP Ventures II LLC.........................................   1,364,728
Millennium Entertainment Partners L.P. .....................     625,000
                                                               ---------
                                                               5,294,591
                                                               =========

     The address of all such entities is c/o Millennium Partners Management LLC, 1995 Broadway, New York, New York, 10023.

                DESCRIPTION OF TRANSACTIONS WITH OUR DIRECTORS,
                      OFFICERS AND PRINCIPAL STOCKHOLDERS

     From time to time we have entered into transactions with our officers, directors and stockholders. We believe that each of the following transactions has been on terms no less favorable to us than could have been obtained from unaffiliated third parties. All transactions between us and any of our directors or officers are subject to the approval of the disinterested directors.

     Messrs. Talla and Licklider. We have a 50.1% interest in the partnership that owns The Sports Club/ LA in Los Angeles and Mr. Talla beneficially owns the remaining 49.9%. The partnership agreement provides that, on an annual basis, the partners will share in the first $300,000 of the Club's net cash flow in proportion to their percentage interests. The next $35.0 million of net cash flow will be distributed to us. All distributions of net cash flow thereafter, if any, will be made to the partners in proportion to their percentage interests. Under certain circumstances, we have an option to purchase Mr. Talla's interest in the partnership for an amount equal to four times the amount of his most recent annual distribution from the partnership.

     In January 1998, Messrs. Talla and Licklider purchased a 7,000 square foot parcel of land adjacent to property owned and used by The Sports Club/LA in Los Angeles. In February 1999, we acquired the property from them for $637,422, such price being equal to the purchase price paid by Messrs. Talla and Licklider, minus rental income received by them, plus an interest credit on their investment at an annual rate of 6.56%. The acquired property is currently leased to a non-affiliated third party.

     In September 1999, we sold the property on which the Spectrum
Club - Thousand Oaks is located for a sales price of $12.0 million. Under the terms of the sale, the sum of $10.0 million was received at the close of the sale and the remaining $2.0 million was received upon the fulfillment of certain conditions by us. We entered into a sale and leaseback agreement for the property under a long-term lease with an initial annual base rent of $1.3 million. The Thousand Oaks property consists of the Spectrum Club - Thousand Oaks, a SportsMed facility, unimproved office space, and a parking ramp. We are currently subleasing the Spectrum Club space to another club operator. Mr. Licklider owns an approximate 4.6% interest in the purchaser of the property, and trusts for the benefit of Mr. Talla's minor children own an approximately 5.2% interest in the purchaser of the property.

     Millennium. Millennium is a partner in the Reebok-Sports Club/NY partnership as well as the landlord of the building in which Reebok Sports Club/NY is located. Reebok-Sports Club/NY partnership pays rent to Millennium in the amount of $2.0 million per year, and the partnership agreement provides for a first priority annual distribution of $3.0 million to Millennium. We are entitled to certain additional priority distributions and 60% of the remaining cash flow. Millennium's partnership interest entitles them to 20% of such remaining cash flow.

     In June 1997, we issued to Millennium 2,105,263 shares of our Common Stock in exchange for $10.0 million, consisting of $5.0 million in cash and certain interests of Millennium in the Reebok-Sports Club/NY partnership, including a 9.9% interest in the partnership and a $2.5 million promissory note issued by the partnership. We also granted to Millennium certain registration and preemptive rights regarding its shares. In addition, for so long as Millennium maintains at least a 12% interest in our equity securities, we and certain of our stockholders have agreed to cause a nominee of Millennium to be appointed or elected to the Board of Directors. Pursuant to this agreement Brian J. Collins, an officer of Millennium, is currently serving as a member of our Board of Directors.

     In December 1997, we sold 625,000 shares of Common Stock to Millennium for $5.0 million, which we used to fund the cash portion of the acquisition of four Spectrum Clubs. In addition, Millennium acquired properties underlying two of the Clubs for $10.0 million and leased these properties to us under a financing lease agreement. The lease had a term of twenty years, and provided for an annual rent of $1.0 million for the first ten years and $1.2 million per year thereafter. In 1999, we purchased the leased property from Millennium for a price equal to $10.3 million.

     The Company has entered into leases with Millennium relating to Sports Clubs to be developed in San Francisco, Washington D.C. and Boston. On March 27, 2001, the leases were amended with Millennium's landlord contribution increasing by $16.5 million in exchange for additional rent payments. In addition, after the Company receives a management fee equal to 6% of all revenues, an amount equal to its investment in the Club and an 11% annual return on the investment, Millennium is entitled to receive a percentage of all additional cash flows from each Club as additional rent. Millennium's percentage of the excess cash flow, as defined, previously was 20% for each of theses Clubs. Under the amended lease agreements, their percentage increases to 25% for the Washington and Boston Club and 60% for the San Francisco Club.

            HOW OUR STOCK HAS PERFORMED OVER THE PAST SEVERAL YEARS

     The chart below sets forth line graphs comparing the performance of our Common Stock against the American Stock Exchange ("AMEX") market index and a peer group of eight companies.

     The peer group is composed of:

     - Callaway Golf Company

     - Carnival Corp

     - Ben & Jerry's Homemade, Inc.

     - Bally Total Fitness Holding Corporation

     - Cedar Fair LP, Family Golf Centers, Inc.

     - National Golf Properties, Inc.

     - U.S. Physical Therapy, Inc.

     - Family Golf Centers, Inc.

     We believe the peer group is an accurate representation of public entities engaged in the sports and leisure business.

     The graph shows a comparison of cumulative total returns for the five years ended December 31, 2000, our Common Stock, all AMEX listed companies and the peer group, each of which assumes an initial value of $100 on December 31, 1995. These indexes are included for comparative purposes only and do not necessarily reflect management's opinion that such indexes are an appropriate measure of the relative performance of the stock involved. The graph is not intended to forecast or be indicative of possible future performance of our Common Stock.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                      AMONG THE SPORTS CLUB COMPANY, INC.,
                  THE AMEX MARKET VALUE INDEX AND A PEER GROUP

[PERFORMANCE GRAPH]

                                                     THE SPORTS CLUB
                                                      COMPANY, INC.             AMEX MARKET VALUE              PEER GROUP
                                                     ---------------            -----------------              ----------
12/95                                                    100.00                      100.00                      100.00
3/96                                                     104.00                      102.67                      113.20
6/96                                                      86.00                      103.66                      122.60
9/96                                                      86.00                      101.08                      130.14
12/96                                                     92.00                      101.59                      132.61
3/97                                                     148.00                      100.68                      144.55
6/97                                                     172.00                      111.26                      165.21
9/97                                                     274.00                      126.77                      181.40
12/97                                                    296.00                      127.06                      204.80
3/98                                                     296.00                      140.36                      250.64
6/98                                                     240.00                      139.56                      273.45
9/98                                                     200.00                      118.71                      215.12
12/98                                                    126.00                      136.38                      313.65
3/99                                                     162.00                      139.26                      316.18
6/99                                                     132.00                      157.31                      321.15
9/99                                                     160.00                      152.51                      288.56
12/99                                                    124.00                      174.22                      317.32
3/00                                                     120.00                      200.17                      179.12
6/00                                                     112.00                      185.28                      148.53
9/00                                                     128.00                      189.79                      179.17
12/00                                                     90.00                      179.02                      222.54

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                     PART V

                               OTHER INFORMATION

     This section describes other information that you should read before you vote.

SUBMISSION OF STOCKHOLDER PROPOSALS

     If you want to submit proposals for possible inclusion in the Company's proxy materials for the 2002 Annual Meeting of Stockholders, you must do so on or before December 13, 2001. The Secretary of the Company must receive proposals at its principal office (11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025). It is suggested that any such proposal be submitted by certified mail, return receipt requested.

     If you wish to present a proposal before the 2002 Annual Meeting, but do not wish to have the proposal considered for inclusion in the Company's Proxy Statement and proxy card, you must give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by February 28, 2002. If you fail to provide timely notice of a proposal to be presented at the 2002 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on such proposal.

FINANCIAL STATEMENTS

     This Proxy Statement does not contain financial statements. However, financial statements for the fiscal year ended December 31, 2000 are included in the 2000 Annual Report, enclosed with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by which any solicitation is made.

                                          By Order of the Board of Directors,

                                          /s/ LOIS BARBERIO
                                          Lois Barberio
                                          Vice President and Secretary

Los Angeles, California
April 13, 2001

                                                                      APPENDIX A

                         THE SPORTS CLUB COMPANY, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE 1

                            GENERAL PURPOSE OF PLAN

     The purpose of this employee stock purchase plan (the "Plan") is to provide employees of The Sports Club Company, Inc. (the "Company") and its Affiliates with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

          "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision, and whose participation in the Plan has been approved by the Board of Directors.

          "Board of Directors" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Common Stock" means the Common Stock, par value $0.01 per share (as such par value may be adjusted from time to time), of the Company.

          "Company" means The Sports Club Company, Inc., a Delaware corporation.

          "Compensation" means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by the Company or any of its Affiliates to a Participant in connection with the Participant's employment.

          "Eligible Employee" means any employee of the Company or an Affiliate meeting both of the following requirements: (i) his or her customary employment has been at least twenty (20) hours per week during the quarter immediately preceding the beginning of any Purchase Period, and (ii) he or she has completed one year of service; provided, however, that "Eligible Employee" shall not include any person meeting either of the following criteria (i) such person, immediately after the grant, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (for this purpose, the rules of Code Section 424(d) shall apply in determining employee stock ownership); or (ii) such person is both an "officer" for purposes of
     Section 16 of the Securities and Exchange Act of 1934, as amended, and is a "highly compensated employee" as defined in Section 414(q) of the Code. A person on leave of absence shall be deemed to be an employee for the first ninety (90) days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the ninetieth (90th) day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such ninetieth (90th) day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option under the Plan.

          "Fair Market Value" of a share of Common Stock as of any date means, the closing price for such Common Stock on the American Stock Exchange on such date, or, if the Common Stock ceases to be traded on the American Stock Exchange, then as determined by the Board of Directors. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of
     Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Article 15.

          "Participant" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Article 4.

          "Plan" means the Employee Stock Purchase Plan, as amended from time to time.

          "Purchase Period" means each consecutive 6 month period of the Company's fiscal year. The first Purchase Period will be July 1, 2001 through December 31, 2001.

          "Recordkeeping Account" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

          "Shares" means shares of the Company's Common Stock.

                                   ARTICLE 3

                                 SCOPE OF PLAN

     Shares may be sold to Eligible Employees pursuant to the exercise of options issued under this Plan commencing July 1, 2001, as hereinafter provided, but not more than 500,000 Shares (subject to adjustment as provided in Article
15) shall be sold to Eligible Employees pursuant to this Plan. The Shares sold to Eligible Employees pursuant to this Plan may be Shares acquired by purchase on the open market or in privately negotiated transactions, by direct issuance from the Company (whether newly issued or Treasury Shares) or by any combination thereof. The Company, during the term of the Plan, shall at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE 4

                         ELIGIBILITY AND PARTICIPATION

     To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee as of the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form and payroll deduction authorization form with the Company Human Resources Department within seven (7) days of the start of each Purchase Period. Regular payroll deductions from Compensation will begin with the first payday in such Purchase Period and continue until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

                                   ARTICLE 5

              AMOUNT OF SHARES EACH ELIGIBLE EMPLOYEE MAY PURCHASE

     5.1 On the first day of each Purchase Period, each Eligible Employee shall be deemed to have been granted an option to purchase Shares on the last business day of the Purchase Period in the amount of the number of Shares (including fractional Shares) that can be purchased at the price specified in Section 5.2 with the entire credit balance on that date in the Participant's Recordkeeping Account; provided, however, that the Fair Market Value (determined on the first day of any Purchase Period) of Shares that may be purchased by a Participant during any calendar year shall not exceed $25,000. If the purchases by all Participants would otherwise cause the aggregate number of Shares to be sold under the Plan to exceed the number specified in Article 3, each Participant shall be allocated a ratable portion of the maximum number of Shares which may be sold.

     5.2 The option price of each Share sold pursuant to this Plan shall be the lesser of (a) or (b) below:

          (a) 85% of the Fair Market Value of such Share on the first day of the Purchase Period, or, if not a trading day and the Shares are then publicly traded, on the nearest prior business day on which trading in the Shares occurred.

          (b) 85% of the Fair Market Value of such Share on the last day of the Purchase Period, or, of not a trading day and the Shares are then publicly traded, on the nearest prior business day on which trading in the Shares occurred.

                                   ARTICLE 6

                            METHOD OF PARTICIPATION

     6.1 The Company shall give notice to each Eligible Employee of the option to purchase Shares pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of grant of such options. The Company contemplates that for tax purposes the first day of the Purchase Period will be the date of the offering of such Shares.

     6.2 Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an enrollment form. An Eligible Employee may elect to have any whole percent of Compensation (up to 15%) withheld per pay period, which may be increased, decreased or terminated by the employee during the offering period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made prior to any cutoff date prescribed by the Company for each Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, modifies his or her election, or ceases to be an Eligible Employee, as hereinafter provided.

     6.3 Any Eligible Employee who does not make a timely election as provided in Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period. An Eligible Employee's election not to participate in the Plan for any Purchase Period or withdrawal from the Plan during any Purchase Period will not have any effect upon such Eligible Employee's eligibility to participate in any succeeding Purchase Period.

     6.4 Nothing herein contained shall affect the employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, retirement savings/401(k) plan or other employee welfare plan or program of the Company.

                                   ARTICLE 7

                             RECORDKEEPING ACCOUNT

     7.1 The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to an election made in accordance with
Section 6.2 shall be credited to such Recordkeeping Accounts on each payday. The Recordkeeping Account shall be debited on the last day of each Purchase Period by the amount equal to the exercise price of the Participant's option, and will be debited by the amount of cash as and when distributed to the Participant.

     7.2  No interest shall be credited to a Participant's Recordkeeping
Account.

     7.3 The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account shall remain part of the general assets of the Company.

     7.4 A Participant may not make any contributions to his or her Recordkeeping Account.

                                   ARTICLE 8

                  RIGHT TO ADJUST PARTICIPATION OR TO WITHDRAW

     8.1 A Participant may, at any time during a Purchase Period, subject to any cutoff date established by the Company, direct the Company to increase, decrease or terminate deductions from his or her future Compensation, subject to the limitation in Section 6.2. Upon any such action, future payroll deductions with respect to such Participant shall be made in accordance with the Participant's direction.

     8.2 Any Participant who stops payroll deductions during a Purchase Period may not thereafter resume payroll deductions during such Purchase Period, and shall be treated as having withdrawn from the Plan for such Purchase Period. In such event, all future payroll deductions shall cease, and the entire credit balance in the Participant's Recordkeeping Account shall be paid to the Participant, without interest, in cash. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

     8.3 Notification of a Participant's election to increase, decrease, or terminate deductions, or to withdraw from the Plan, shall be made by filing the appropriate form with the Company. A notification to increase, decrease, or terminate deductions or withdraw from the Plan shall be effective for any payroll period which is more than fifteen (15) days after the date the Company receives such notice.

                                   ARTICLE 9

                           TERMINATION OF EMPLOYMENT

     9.1 Except as provided in Section 9.2, a Participant's participation in the Plan will be terminated on the date the Participant's employment with the Company or any Affiliate is terminated for any reason. Promptly following termination of employment for any reason other than death, the balance in the Participant's Recordkeeping Account shall be paid to him or her, in cash, and such Participant's options shall be cancelled.

     9.2 Upon termination of the Participant's employment because of death, his or her beneficiary (as defined in Article 13) shall have the right to elect, by written notice given to the Company prior to the earlier of the last day of the Purchase Period or the expiration of a period of ninety (90) days commencing with the date of the death of the Participant, either:

          (a) to withdraw the balance of the Participant's Recordkeeping Account, or

          (b) to exercise the Participant's option for the purchase of Shares on the last day of the current Purchase Period for the purchase of the number of full Shares that Participant's Recordkeeping Account at the date of the Participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's option.

     9.3. A Participant on leave of absence shall, subject to the election made by such Participant to withdraw from the Plan, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than ninety (90) days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any Purchase Period commencing after the ninetieth
(90th) day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (i) the termination of such leave of absence or (ii) three months from the ninetieth (90th) day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE 10

                               PURCHASE OF SHARES

     10.1 As of the last day of each Purchase Period, the entire credit balance in each Participant's Recordkeeping Account shall be used to purchase Shares, including fractional Shares (subject to the limitations of Article 5), unless the Participant has filed an appropriate election with the Company in advance of that date which elects to receive the entire credit balance in cash.

     10.2 Shares acquired by each Participant shall be held in an account maintained by American Stock Transfer & Trust Co. ("AST"), a transfer agent selected by the Company as its service provider. AST shall maintain individual accounts for each Participant's Shares, including fractional Shares.

     10.3 Prior to the last day of each Purchase Period, the Company shall determine whether some or all of the Shares to be purchased as of the last day of such Purchase Period will be purchased by AST for the accounts of Participants on the open market or in privately negotiated transactions. If some or all of such Shares are to be purchased by AST, the Company shall advise AST of the number of Shares to be so purchased and shall provide to AST such funds, in addition to the funds available from Participants' Recordkeeping Accounts, as may be necessary to permit AST to so purchase such number of Shares (including all brokerage fees and expenses).

     10.4 Dividends with respect to a Participant's Shares held in the account maintained by AST shall automatically be reinvested in additional Shares ("Reinvestment Shares"). AST shall commingle all dividends paid on all Participants' Shares held in the account and shall purchase on the open market, or in privately negotiated transactions, as soon as reasonably practicable after the receipt of the dividends, as many Shares as can be acquired with such commingled dividends and the purchase price of each such Reinvestment Share shall be the average price paid by AST in purchasing all Reinvestment Shares for all Participants with the proceeds of such dividend payment. There shall be allocated to each Participant's individual account such Participant's pro rata portion of the Reinvestment Shares purchased with the commingled funds. The Company shall pay all brokerage fees and expenses of AST in connection with the reinvestment of dividends.

     10.5 Each Participant shall be entitled to vote all Shares held for the benefit of such Participant in the account maintained by AST.

     10.6 Certificates for the number of whole Shares, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her, registered in the name of the Participant or as provided in Article 15, only upon the request of the Participant or his or her representative. Any such request shall be made by filing the appropriate form with the Company. No certificates for fractional Shares will be issued. Upon closing of the account, the Participant will receive a cash distribution representing the value of any fractional Shares.

                                   ARTICLE 11

                            RIGHTS AS A STOCKHOLDER

     A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to Shares under the Plan, including the right to receive any dividends which may be declared by the Company, until (i) he or she actually has paid the purchase price for such Shares and (ii) either the Shares have been credited to the account maintained by AST for the Participant's benefit or certificates have been issued to the Participant, both as provided in Article 10.

                                   ARTICLE 12

                            RIGHTS NOT TRANSFERABLE

     A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge assign or transfer the same shall be null and void and without effect. Except as otherwise required by law, the amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in anyway, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

                                   ARTICLE 13

                           DESIGNATION OF BENEFICIARY

     A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash which the Participant would otherwise be entitled to receive under the Plan. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. Upon the death of a Participant and upon receipt by the Company of proof of the Participant's death and the identity and existence of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such Shares and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Shares and/or cash credited to the Participant under the Plan.

                                   ARTICLE 14

                             ADMINISTRATION OF PLAN

     This Plan shall be administered by the Board of Directors, or by a committee of two or more directors or executive officers appointed by the Board of Directors (in either case, collectively, the "Administrator"), which is authorized to make such rules as may be necessary to carry out its provisions. The Administrator shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties. All costs and expenses incurred in administering the Plan shall be paid by the Company.

                                   ARTICLE 15

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     15.1 If, while any options are outstanding, the outstanding Shares of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Administrator in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered pursuant to this Plan shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For purposes of this Section 15.1, any distribution of shares to the stockholders in an amount aggregating twenty percent (20%) or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than twenty percent (20%) of the outstanding shares shall be deemed a stock dividend.

     15.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the end of the next Purchase Period upon the exercise of such option for each Share as to which such option shall be exercised, as nearly as reasonably as may be determined, in cash, securities and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 15.2 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

                                   ARTICLE 16

                          REGISTRATION OF CERTIFICATES

     Except as provided in Article 13, relating to the beneficiary of a deceased Participant, stock certificates to be issued and delivered upon the request of the Participant or his or her representative, as provided in Section 10.6, shall be registered in the name of the Participant, or jointly, as joint tenants with the right of survivorship, in the name of the Participant and another person, as the Participant or his or her representative may direct on an appropriate form filed with the Company.

                                   ARTICLE 17

                               AMENDMENT OF PLAN

     The Company expects to continue the Plan until such time as the Shares reserved for issuance under the Plan have been sold. The Company reserves, however, the right at any time to amend this Plan in any respect which shall not adversely affect the rights of Participants with respect to Shares previously acquired under the Plan, except that, without stockholder approval, no amendment shall be made (i) to increase the number of Shares to be reserved under this Plan, (ii) to reduce the purchase price to be paid for the Shares under the Plan, or (iii) to change the definition of employees eligible to participate in the Plan.

                                   ARTICLE 18

                      EFFECTIVE DATE OF PLAN; TERMINATION

     Subject to stockholder approval as provided in Section 21.1, the Plan shall become effective on the date it is adopted by the Board of Directors. The Plan shall consist of an offering commencing July 1, 2001 (the "Commencement Date"), and of additional offerings commencing on the first day of each Purchase Period thereafter, but in any event, the Plan shall continue in effect for a period ending on the earlier of (i) ten (10) years from the Commencement Date, or (ii) the date on which all Shares subject to the Plan have been sold, in each case, unless sooner terminated in accordance with Plan terms. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of Shares equal to or greater than the number of Shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after thirty (30) days' notice has been given to all Participants. Upon termination of this Plan, Shares shall be purchased for Participants in accordance with Section 10.1, as if the Plan were terminated at the end of a Purchase Period.

                                   ARTICLE 19

                                INDEMNIFICATION

     In addition to such other rights of indemnification as they may have as Directors or members of the Administrator, and to the extent allowed by applicable law, the members of the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which they or any one of them may be party by reason of any action taken or failure to act under or in connection with the Plan and against all amounts paid by them in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by them in satisfaction of a judgement in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expenses to handle and defend such action, suit or proceeding.

                                   ARTICLE 20

                      GOVERNMENTAL REGULATIONS AND LISTING

     All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the Shares reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the Shares purchasable on the last day of the Purchase Period applicable to such Shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. All such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to the American Stock Exchange, covering Shares under the Plan upon official notice of issuance. Each Participant agrees and acknowledges that no Shares shall be purchased or sold hereunder unless and until any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

                                   ARTICLE 21

                                 MISCELLANEOUS

     21.1 The Plan shall be submitted for approval by the stockholders of the Company at the 2001 Annual Meeting of Stockholders. If not approved by stockholders at such meeting, the Plan shall terminate and all funds deposited into any Participant Recordkeeping Account shall be refunded to the Participant.

     21.2 The Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under the Plan.

     21.3 Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

     21.4 The Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

     21.5 Delivery of Shares or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive Shares may, as a condition precedent to receiving such Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

     21.6 The provisions of this Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of Participant.

                                                                      APPENDIX B

                         THE SPORTS CLUB COMPANY, INC.

                           2001 INCENTIVE STOCK PLAN

                                   ARTICLE 1

                            GENERAL PURPOSE OF PLAN

     The name of this plan is The Sports Club Company, Inc. 2001 Incentive Stock Plan (the "Plan"). The purpose of the Plan is to enable The Sports Club Company, Inc. (the "Company") and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

          "Administrator" shall have the meaning set forth in Article 3.1(a).

          "Board" means the Board of Directors of the Company.

          "Cash Election" has the meaning set forth in Section 7.2(c)(v).

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          "Committee" means a committee of at least two Directors appointed by the Board to administer the Plan.

          "Company" means The Sports Club Company, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

          "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant.

          "Director" means a member of the Board.

          "Disability" means permanent and total disability as defined by the Administrator.

          "Election" shall have the meaning set forth in Section 11.3(c)(i).

          "Eligible Person" shall have the meaning set forth in Article 5.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Exercise Price" shall have the meaning set forth in Section 6.2(c).

          "Fair Market Value" per share at any date shall mean (i) if the Stock is listed on an exchange or exchanges, or admitted for trading in the Nasdaq National Market ("National Market"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or on the National Market, as applicable, or if no sale was made on such day on such principal exchange or on the National Market, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or the National Market, as applicable; or (ii) if the Stock is not then traded on an exchange or on the National Market, the average of the closing bid and asked prices per share for the Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator. In determining the last reported sales price or the closing bid and asked prices, the Administrator shall refer to The Wall Street Journal or such other source as the Administrator deems reliable.

          "Grantee" means an Eligible Participant who is granted a SAR pursuant to the Plan.

          "Incentive Stock Option" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

          "Initial Valuation" shall have the meaning set forth in Section
     7.2(b).

          "Liquidating Event" shall have the meaning set forth in Section
     9.1(b).

          "Non-Qualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Stock Option agreement.

          "Offeree" means an Eligible Participant who is granted a Purchase Right pursuant to the Plan.

          "Optionee" means an Eligible Participant who is granted a Stock Option pursuant to the Plan.

          "Parent" means any present or future corporation which would be a "parent corporation" as that term is defined in Section 424(e) of the Code, or any successor provision.

          "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Article 3, to receive grants of Rights.

          "Plan" means The Sports Club Company, Inc. 2001 Incentive Stock Plan, as the same may be amended or supplemented from time to time.

          "Purchase Price" shall have the meaning set forth in Section 8.2(b).

          "Purchase Right" means the right to purchase Stock granted pursuant to
     Article 8.

          "Related SAR Option" shall have the meaning set forth in Section 7.1.

          "Rights" means Stock Options, Purchase Rights and/or SARs, as applicable, granted to Participants.

          "Retirement" means retirement from active employment with the Company or any Parent or Subsidiary as defined by the Administrator.

          "SAR" means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article 7.

          "Special Terminating Event" with respect to a Participant shall mean the death, Disability or Retirement of that Participant.

          "Spread" shall have the meaning set forth in Section 7.2(c)(iv).

          "Stock" means the Common Stock, par value $.01 per share, of the Company.

          "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Stock are quoted at any given time.

          "Stock Option" means any option to purchase shares of Stock granted pursuant to Article 6.

          "Subsidiary" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424(f) of the Code, or any successor provision.

          "Tax Date" shall have the meaning set forth in Section 11.3(c)(iv).

          "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424(d) of the Code, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

          "Withholding Right" has the meaning set forth in Section 11.3(b).

                                   ARTICLE 3

                                 ADMINISTRATION

SECTION 3.1  The Administrator.

     (a) Administrator. The Plan shall be administered by either (i) the Board; or (ii) the Committee (the group that administers the Plan is referred to as the "Administrator").

     (b) Powers in General. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the power and authority in its discretion to grant to Eligible Persons: (i) Stock Options; (ii) SARs; (iii) Purchase Rights; or (iv) any combination of the foregoing.

     (c) Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and Rights granted thereunder and to apply the Plan's provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine, subject to the limitations set forth in the Plan, when Rights are to be granted under the Plan;
(v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Participants to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the exercise price and medium of payment, to determine whether the Stock Option is to be an Incentive Stock Option or a Non-Qualified Stock Option and to specify the provisions of the Stock Option agreement relating to such Stock Option including, without limitation, vesting provisions; (viii) to prescribe the terms and conditions of each SAR, including, without limitation, to determine whether such SAR is to be granted alone or in tandem with Stock Options during the term of the Related SAR Option and to specify the provisions of the SAR agreement relating to such SAR including, without limitation, vesting provisions; (ix) to prescribe the terms and conditions of each Purchase Right, including, without limitation, the purchase price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock purchase agreement relating to such sale; (x) to amend any outstanding Rights for the purpose of modifying the Exercise Price, Initial Valuation or Purchase Price, as the case may be, thereunder or otherwise, subject to applicable legal restrictions and to the consent of the other party to such agreement; (xi) to determine when a consultant's relationship with the Company is sufficient to constitute employment with the Company for purposes of the Plan; (xii) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; and (xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     (d) Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     (e) The Committee. The Board may, in its sole and absolute discretion, from time to time delegate any or all of its duties and authority with respect to the Plan to a Committee of not less than two Directors to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of two Directors, the unanimous vote of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of two Directors, the unanimous vote of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

                                   ARTICLE 4

                             STOCK SUBJECT TO PLAN

SECTION 4.1  Stock Subject to the Plan.

     Subject to adjustment as provided in Article 9, the total number of shares of Stock reserved and available for issuance under the Plan shall be 2,500,000 shares. Solely for purposes of determining the number of shares of Stock reserved and available for issuance under the Plan, each SAR granted without relation to a Stock Option shall be treated as a Stock Option. Shares reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

SECTION 4.2  Unexercised Rights.

     To the extent that any Rights expire or are otherwise terminated without being exercised, the shares underlying such Rights (and shares related thereto) shall again be available for issuance upon exercise of future Rights granted under the Plan. Shares acquired by the Company upon exercise of Rights pursuant to Sections 6.2(e), 8.2(c) or 11.3 hereof shall not increase the shares available for issuance under the Plan.

                                   ARTICLE 5

                                  ELIGIBILITY

     Officers, employees, consultants and Directors of the Company, any Parent or any Subsidiary, other than the Administrator, who are responsible for or contribute to the management, growth or profitability of the business of the Company, any Parent or any Subsidiary shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan (each, an "Eligible Person"). The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among those Eligible Persons.

                                   ARTICLE 6

                                 STOCK OPTIONS

SECTION 6.1  General.

     Stock Options may be granted alone or in addition to other Rights granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option grants need not be the same with respect to each Optionee or each Stock Option granted. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.

SECTION 6.2  Terms and Conditions of Stock Options.

     Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option agreement between the Company and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each Stock Option agreement shall state the number of shares of Stock to which the Stock Option relates.

          (b) Type of Option. Each Stock Option agreement shall identify the portion (if any) of the Stock Option which constitutes an Incentive Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of shares of Stock with respect to which Stock Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Stock Options covering shares of Stock with a Fair Market Value in excess of $100,000 shall be treated as Non-Qualified Stock Options. For purposes of this
     Section 6.2(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Stock subject to an Incentive Stock Option shall be determined as of the Date of Grant of such Stock Option.

          (c) Exercise Price. Each Stock Option agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which with respect to Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of such Fair Market Value. With respect to Non-Qualified Stock Options, the Exercise Price shall not be less than eighty-five percent (85%) of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

          (d) Term of Option. The term of each Stock Option shall be the term stated in the applicable Stock Option agreement; provided, however, that the term shall be no more than ten (10) years from the Date of Grant thereof or such shorter term as may be provided in the applicable Stock Option agreement; and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Stock Option is granted, is a Ten Percent Shareholder, the term of the Stock Option shall be five (5) years from the Date of Grant thereof or such shorter term as may be provided in the applicable Stock Option agreement.

          (e) Consideration for Stock Option. The consideration to be paid for the shares of Stock to be issued upon exercise of a Stock Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined on the Date of Grant) and may consist entirely of (1) cash, (2) check, subject to collection, (3) promissory note in accordance with Section 11.5, (4) the shares of Stock that (x) in the case of Stock acquired upon exercise of a Stock Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Stock as to which such Stock Option shall be exercised, (5) authorization for the Company to retain from the total number of shares of Stock as to which the Stock Option is exercised that number of shares of Stock having a Fair Market Value on the date of exercise equal to the Exercise Price for the total number of shares of Stock as to which the Stock Option is exercised,
     (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Stock to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          (f) Procedure for Exercise; Rights as a Stockholder. Any Stock Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the applicable Stock Option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided, however, that such Stock Option shall become exercisable at the rate of at least twenty percent (20%) per year over five
     (5) years from the Date of Grant. Notwithstanding the above, in the case of a Stock Option granted to an officer, Director or consultant of the Company or any Parent or Subsidiary of the Company, the Stock Option may become fully exercisable, and a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator.

             (i) A Stock Option may not be exercised for a fraction of a Share.

             (ii) A Stock Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option agreement and the Company has received full payment for the Stock with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6(e) above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Stock, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Stock Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

             (iii) Exercise of a Stock Option in any manner shall result in a decrease in the number of shares of Stock that thereafter may be available, both for purposes of the Plan and for sale under the Stock Option, by the number of shares of Stock as to which the Stock Option is exercised.

          (g) Employee's or Engagement Agreement. Each person receiving a Stock Option under the Plan shall agree to remain in the employ of, and/or to render services pursuant to his or her engagement with, the Company, any Subsidiary or any Parent, as the Administrator may from time to time direct, for a period of one (1) year from the Date of Grant, but such agreement shall not obligate the Company, any Subsidiary or any Parent to continue to employ or maintain the engagement of the Optionee for any period whatsoever. The sole remedy of the Company for breach of this employment or engagement term by the Optionee shall be cancellation of the Stock Option granted to the Optionee.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

SECTION 7.1  General.

     The Administrator shall have the authority to grant SARs in tandem with Stock Options granted under this Plan (the "Related SAR Option") with respect to all or some of the shares of Stock covered by the Related SAR Option. SARs granted in tandem with Related SAR Options may be granted either on the Date of Grant of the Related SAR Option or at any time thereafter during the term of the Related SAR Option. The Administrator shall also have the authority to grant SARs without relation to any Stock Option granted under this Plan. Each SAR shall be granted on such terms and conditions not inconsistent with the Plan as the Administrator may determine. The provisions of the various SAR awards need not be the same with respect to each Grantee or with respect to any SARs granted to the same Grantee.

SECTION 7.2  Terms and Conditions of SARs.

     Each SAR granted pursuant to the Plan shall be evidenced by a written SAR agreement between the Company and the Grantee, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of SARs. Each SAR agreement shall state the number of SARs granted pursuant to the agreement.

          (b) Initial Valuations. Each SAR agreement shall provide that each SAR granted in tandem with a Related Stock Option is valued at the Exercise Price of the Related SAR Option and that each SAR granted without relation to a Stock Option is valued at the Fair Market Value of a share of Stock on the Date of Grant (the "Initial Valuation").

          (c) Term and Exercise of SARs.

             (i) Each SAR granted otherwise than in tandem with a Stock Option shall be exercisable as determined by the Administrator, but in no event after ten (10) years from the Date of Grant. Each other SAR shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and has not yet terminated or expired, and in the case of a SAR granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of the Stock exceeds the Exercise Price of the Related SAR Option; and upon the exercise of a SAR, the Related SAR Option shall cease to be exercisable to the extent of the shares of Stock with respect to which such SAR is exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Stock available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the SAR granted in tandem with such Related SAR Option shall terminate to the extent of the shares of Stock with respect to which the Related SAR Option was exercised or terminated.

             (ii) To exercise a SAR granted in tandem with a Related SAR Option, the Grantee shall (A) give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount that the Grantee is entitled to receive which such person elects to receive in cash or shares of Stock with respect to the exercise of the SAR; and (B) if requested by the Administrator, deliver the Related SAR Option agreement to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return the Related SAR Option agreement to the Grantee. To exercise a SAR granted without relation to a Stock Option, the Grantee shall give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount that the Grantee is entitled to receive which the Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR. The date of exercise of a SAR which is validly exercised shall be deemed to be the date on which there shall have been delivered to the Company the appropriate aforesaid instruments.

             (iii) Upon the exercise of a SAR, the holder thereof shall be entitled at the holder's election to receive either:

                (A) a number of shares of Stock equal to the quotient computed by dividing the Spread (as defined in Section 7.2(c) (iv)) by the Fair Market Value per share of Stock on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay in cash or cash equivalent an amount equal to the same fraction of the Fair Market Value per share of Stock on the date of exercise of the SAR; or

                (B) an amount of money payable in cash or cash equivalent equal to the Spread; or

                (C) a combination of an amount payable in cash or cash equivalent and a number of shares of Stock calculated as provided in
           Section 7.2 (c) (iii) (A) (after reducing the Spread by such dollar amount), plus any amounts payable in lieu of any fractional shares as provided above.

             (iv) The term "Spread" as used in this Section 7.2(c) shall mean an amount equal to the product computed by multiplying (A) the excess of
        (x) the Fair Market Value per share of Stock on the date the SAR is exercised, over either (y) in the case of an SAR granted in tandem with a Related SAR Option, the Exercise Price per share of the Related SAR Option, or (z) in the case of an SAR not granted in tandem with a Stock Option, the Initial Valuation of the SAR; by (B) the number of shares of Stock with respect to which such SAR is being exercised.

             (v) Notwithstanding the provisions of Section 7.2 (c) (iii), the Administrator shall have sole discretion to consent to or disapprove a Participant's election to receive an amount of money payable in cash or cash equivalent in whole or in part ("Cash Election") upon the exercise of a SAR. Such consent or disapproval may be given at any time after the election to which it relates. If the Administrator shall disapprove a Cash Election, the exercise of the SAR with respect to which the Cash Election was made shall be of no effect, but without prejudice to the right of the holder to exercise such SAR in the future in accordance with its terms.

             (vi) Notwithstanding the foregoing, in the case of a SAR granted in tandem with an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable the Stock Option to qualify as an Incentive Stock Option.

          (d) Securities Laws. The Company intends that this Section 7.2 shall comply with the requirements of Rule l6b-3, and any future rules promulgated in substitution therefor (the "Rule") under the

     Exchange Act, during the term of the Plan. Should any provision of Section
     7.2 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary to render Section 7.2 in compliance with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

          (e) Limitation on Amounts Payable. Notwithstanding Section 7.2(c)(iii), the Administrator may place a limitation on the amount payable in cash, Stock or both upon exercise of a SAR. Any such limitation must be determined as of the Date of Grant and noted on the instrument evidencing the Participant's SAR granted hereunder.

                                   ARTICLE 8

                                PURCHASE RIGHTS

SECTION 8.1  General.

     Purchase Rights may be granted alone or in addition to other Rights under the Plan. Each sale of Stock under this Article 8 shall be evidenced by a Stock purchase agreement between the Offeree and the Company in the form from time to time adopted by the Administrator and containing such terms and conditions which the Administrator deems appropriate, provided, that such terms and conditions are not inconsistent with the Plan. The provisions of the various Stock purchase agreements entered into under the Plan need not be identical.

SECTION 8.2  Terms and Conditions of Purchase Rights.

     Each Purchase Right granted pursuant to the Plan shall be evidenced by a written Stock purchase agreement between the Company and the Offeree, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. Each Stock purchase agreement shall state the number of shares of Stock which may be purchased pursuant to such agreement.

          (b) Purchase Price. Each Stock purchase agreement shall state the price at which the Stock subject to such purchase agreement may be purchased (the "Purchase Price"); provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the Fair Market Value of the Stock on the Date of Grant, or, in the case of a Ten Percent Shareholder, the Purchase Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant.

          (c) Medium and Time of Payment. The consideration to be paid for the shares of Stock to be issued upon exercise of a Purchase Right, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, subject to collection, (3) promissory note in accordance with Section 11.5, (4) other shares of Stock that (x) in the case of Stock acquired upon exercise of a Stock Option, have been owned by the Offeree for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate Purchase Price of the Stock as to which such Purchase Right shall be exercised, (5) any combination of the foregoing methods of payment, or (6) such other consideration and method of payment for the issuance of Stock to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          (d) Repurchase Option. Unless the Administrator determines otherwise, the Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Stock repurchased shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided, however, that with respect to an Offeree who is not an officer, Director or consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of twenty percent (20%) per year.

                                   ARTICLE 9

                                  ADJUSTMENTS

SECTION 9.1  Effect of Certain Changes.

     (a) Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock resulting from a Stock split, reverse Stock split, Stock dividend, combination, recapitalization, or reclassification of the Stock, or any other increase or decrease in the number of issued and outstanding shares of Stock effected without receipt of consideration by the Company, (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right and (iv) the Initial Valuations of SARs in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued and outstanding shares of Stock; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and provided, further, that any fractional shares resulting from the adjustment shall be eliminated. Except as expressly provided herein, no issuance by the Company of Stock of any class or securities convertible into shares of Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to a Stock Option, Purchase Right or SAR.

     (b) Liquidating Event. In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off (each, a "Liquidating Event"), the Administrator may provide that the holder of any Right then exercisable shall have the right to exercise such Right (at the price provided in the applicable Rights agreement) subsequent to the Liquidating Event, and for the balance of its term, solely for the kind and amount of shares of Stock and other securities, property, cash or any combination thereof receivable upon such Liquidating Event by a holder of the number of shares of Stock for or with respect to which such Right might have been exercised immediately prior to such Liquidating Event. Alternatively, the Administrator may provide that each Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days prior written notice of the date so fixed shall be given to each Rights holder, and if such notice is given, each Rights holder shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Right as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Rights agreement, on the condition, however, that the Liquidating Event actually occurs. If the Liquidating Event actually occurs, such exercise shall be deemed effective (and, if applicable, the Rights holder shall be deemed a shareholder with respect to the Rights exercised) immediately preceding the occurrence of the Liquidating Event, (or as of the date of record for shareholders entitled to share in such Liquidating Event, if a record date is set).

     (c) Merger or Consolidation. Each outstanding Right shall terminate upon a merger, reorganization or consolidation in which the Company is not the surviving corporation, provided that (A) each Rights holder to whom no Rights have been tendered by the surviving corporation pursuant to the terms of item
(B) immediately below shall have the right, exercisable during a ten (10)-day period ending on the fifth (5th) day prior to such merger, reorganization or consolidation in which the Company is not the surviving corporation, to exercise his or her Rights in whole or in part, without regard to any installment or vesting provisions under his or her Rights agreement on the condition, however, that the merger, reorganization or consolidation is actually effected; and if the merger, reorganization or consolidation is actually effected, such exercise shall be deemed effective (and, if applicable, the Participant shall be deemed a shareholder with respect to the Rights exercised) immediately preceding the effective time of such merger, reorganization or consolidation (on the date of record for shareholders entitled to share in the securities or property distributed in such merger, reorganization or consolidation, if a record date is set); and (B) in its sole and absolute
discretion, the surviving corporation may, but shall not be obligated to, tender to any Rights holder Rights with respect to the surviving corporation, and such new Rights shall contain such terms and provisions as shall substantially preserve the rights and benefits of any Rights then outstanding under this Plan.

     (d) Where Company Survives. Section 9.1(c) shall not apply to a merger, reorganization or consolidation in which the Company is the surviving corporation, unless shares of Stock are converted into or exchanged for securities other than publicly-traded common stock, cash (excluding cash in payment for actual shares) or any other thing of value. Notwithstanding the preceding sentence, in case of any merger, reorganization or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive an amount of money payable by cash or cash equivalent or other property) of the shares of Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrator may provide that the holder of each Right then exercisable shall have the right to exercise such Right solely for the kind and amount of shares of Stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification change, merger, reorganization or consolidation by the holder of the number of shares of Stock for which such Right might have been exercised.

     (e) Surviving Corporation Defined. The determination as to which party to a merger, reorganization or consolidation is the "surviving corporation" shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the merger, reorganization or consolidation, as follows: if following any merger, reorganization or consolidation the holders of outstanding voting securities of the Company immediately prior to the merger, reorganization or consolidation own equity securities possessing more than fifty percent (50%) of the voting power of the corporation existing following the merger, reorganization or consolidation, then for purposes of this Plan, the Company shall be the surviving corporation. In all other cases, the Company shall not be the surviving corporation. In making the determination of ownership by the shareholders of a corporation immediately after the merger, reorganization or consolidation, of equity securities pursuant to this Section 9.1(e), equity securities which the shareholders owned immediately before the merger, reorganization or consolidation as shareholders of another party to the transaction shall be disregarded. Further, for purposes of this Section 9.1(e) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

     (f) Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     (g) Certain Distributions. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Stock covered by each outstanding Stock Option, SAR or Purchase Right to reflect the effect of such distribution.

     (h) Decision of Administration Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided that, each Incentive Stock Option granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option.

     (i) No Other Rights. Except as hereinbefore expressly provided in this
Article 9, no Rights holder shall have any rights by reason of any subdivision or consolidation of shares of Stock or the payment of any dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any Liquidating Event, merger, reorganization or consolidation of assets or stock of another corporation, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and except as provided in this Article 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures; to merge, reorganize or consolidate, dissolve or liquidate; or to sell, transfer or convey all or part of its business or assets.

     (j) No Rights as Shareholder. Except as specifically provided in this
Article 9, a Rights holder or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1(b) or 9.1(c).

                                   ARTICLE 10

                           AMENDMENT AND TERMINATION

     The Board may, at any time, amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under any Right theretofore granted without such Participant's consent. Stockholder approval for amendments to the Plan shall be obtained in such a manner and to such degree as required to comply with all applicable laws and regulations.

     The Administrator may amend the terms of any Right theretofore granted, prospectively or retroactively, but, subject to Article 3, no such amendment shall impair the rights of any Participant under any Right theretofore granted without such Participant's written consent.

                                   ARTICLE 11

                               GENERAL PROVISIONS

SECTION 11.1  General Restrictions.

     (a) No View to Distribute. The Administrator may require each person purchasing shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     (b) Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 11.2  Other Compensation Arrangements.

     Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 11.3  Withholding Taxes.

     (a) Withholding Required. Each Participant shall, no later than the date as of which the value of a Right first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Right or its exercise. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the

Participant shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (b) Withholding Right. The Administrator may, in its discretion, grant a Rights holder the right (a "Withholding Right") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Right that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Right.

     (c) Exercise of Withholding Right. To exercise a Withholding Right, the Rights holder must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Rights agreement or otherwise adopted by the Administrator:

          (i) The Rights holder must deliver to the Company his or her written notice of election (the "Election") to have the Withholding Right apply to all (or a designated portion) of his or her Right;

          (ii) The Election must be delivered to the Company not less than twenty (20) days before the date of exercise of the Right to which it relates;

          (iii) unless disapproved by the Administrator as provided in Subsection (iv) below, the Election once made will be irrevocable; and

          (iv) no Election is valid unless the Administrator consents to the Election; the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the date that the amount of tax to be withheld is, under applicable federal income tax laws, fixed and determined by the Company (the "Tax Date"), the Election will be deemed approved.

     (d) Effect. If the Administrator consents to an Election of a Rights holder's Withholding Right, then upon the exercise of the Right (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having an actual Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal and/or state income tax laws as a result of the exercise.

SECTION 11.4  Indemnification.

     In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, each member of the Board or Committee comprising the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which they or any one of them may be action, party by reason of any action taken or failure to act under or in connection with the Plan or any Right granted under the Plan, and against all amounts paid by them in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member of the Board or Committee comprising the Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, such member of the Board or Committee comprising the Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

SECTION 11.5  Loans.

     The Company may make loans to Optionees and Offerees as the Administrator, in its discretion, may determine in connection with the exercise of outstanding Stock Options and Purchase Rights granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 11.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the Exercise Price or the Purchase Price less the par value of the shares of Stock covered by the Stock Option or Purchase Right, or portion thereof, exercised by the Optionee or Offeree. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator, provided, however, that the term of the loan, including extensions, shall not exceed ten (10) years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

SECTION 11.6  Termination of Employment.

     Except as provided in this Section 11.6, no Right may be exercised unless the Rights holder is then a Director of the Company, or in the employ of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and unless he or she has remained continuously so employed since the Date of Grant. If the employment or services of a Rights holder shall terminate (other than by reason of a Special Terminating Event), all Rights previously granted to the Rights holder which are exercisable at the time of such termination may be exercised for the period ending ninety (90) days after such termination, unless otherwise provided in the Rights agreement; provided, however, that no Right may be exercised following the date of its expiration. Nothing in the Plan or in any Right granted pursuant to the Plan shall confer upon an employee or consultant any right to continue in the employ of the Company or any Parent or Subsidiary or interfere in any way with the right of the Company or any Parent or Subsidiary to terminate such employment or consulting relationship at any time.

SECTION 11.7  Special Terminating Events.

     If a Special Terminating Event occurs, all Rights theretofore granted to such Rights holder which are exercisable at the time of such Special Terminating Event may, unless earlier terminated in accordance with their terms, be exercised by the Rights holder or by his or her estate or by a person who acquired the right to exercise such Right by bequest or inheritance or otherwise by reason of the death or Disability of the Rights holder, at any time within one (1) year after the date of the Special Terminating Event. Notwithstanding the foregoing, an Incentive Stock Option and any SAR granted in relation to an Incentive Stock Option shall only be exercisable at any time within three (3) months after the date of Retirement or termination of employment or consulting relationship of an Optionee.

SECTION 11.8  Non-Transferability of Rights.

     Unless otherwise approved by the Administrator, Rights granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and Rights may be exercised, during the lifetime of the Rights holder, only by the Rights holder or by his or her guardian or legal representative.

SECTION 11.9  Regulatory Matters.

     Each Rights agreement shall provide that no shares of Stock shall be purchased or sold thereunder unless and until (A) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (B) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Stock as to which such requisite authority shall not have been obtained.

SECTION 11.10  Recapitalizations.

     Each Rights agreement shall contain provisions required to reflect the provisions of Article 9.

SECTION 11.11  Delivery.

     Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

SECTION 11.12  Other Provisions.

     The Rights agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                                   ARTICLE 12

                             EFFECTIVE DATE OF PLAN

     The Plan shall become effective on the date on which the Plan is adopted by the Board and approved by its shareholders. Any Right granted before the approval of the Plan by the Company's shareholders shall be expressly conditioned upon, and shall not be exercisable until, such approval is obtained.

                                   ARTICLE 13

                                  TERM OF PLAN

     No Right shall be granted pursuant to the Plan on or after March 29, 2011, but Rights theretofore granted may extend beyond that date.

                                                                      APPENDIX C

        CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE AND AUTHORITY

     A. The purpose of the Compensation Committee is to assist the Board of Directors in discharging their fiduciary responsibilities relating to the fair and competitive compensation of the executives and other key employees of the Company. Consistent with this purpose, the Committee's primary duties and obligations are to:

          1. Review and monitor the Company's compensation philosophy.

          2. Review and recommend to the full Board executive compensation programs, plans and awards.

          3. Assure that total compensation awarded to the Company's principal officers and other key employees is reasonable.

          4. Administer the Company's short- and long-term incentive plans and other stock or stock-based plans.

          5. Review and recommend to the full Board other benefit plans of the Company on an as-needed basis.

          6. Provide an avenue of communication among management, shareholders and the Board of Directors relative to the Company's compensation practices.

     B. The Compensation Committee has the authority to conduct investigations appropriate to fulfilling its purpose and obligations and its members shall be given direct access to anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, compensation, or other consultants or experts it deems necessary, in the performance of its duties.

II. ORGANIZATION

     A. The Compensation Committee is a committee of the Board of Directors and its members shall be elected annually by the Board. The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be an independent member, free from any relationship that would interfere with the exercise of his or her independent judgment, or that might, in the opinion of the Board of Directors, be considered a conflict of interest. All Committee members shall meet the definitions of a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     B. The Committee shall elect one of its members to act as chairman. If the chairman is not present, the members may designate an acting chairman by majority vote of the membership present.

     C. Vacancies occurring in the Compensation Committee may be filled by appointment by the Board and no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

     D. The compensation of members of the Committee may be determined from time to time by resolution of the Board. Unless otherwise determined, each member of the Compensation Committee shall be compensated on the basis of $1,000.00 for each meeting of the Committee attended by such member. In addition, members of the Compensation Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

III. MEETINGS

     A. The Committee shall meet at least three times annually, or more frequently as circumstances dictate. Each meeting shall be noticed and scheduled in accordance with the bylaws of the Company as they relate to Board meetings in general.

IV. DUTIES AND RESPONSIBILITIES

     A. Review Procedures

          1. Review and reassess the adequacy of this Charter at least annually and submit any amendment to the entire Board for approval.

          2. Annually review the Company's philosophy regarding executive compensation and discuss with the chief executive officer different compensation approaches.

          3. Annually review market data to assess the Company's competitive position for the three components of executive compensation (base salary, annual incentives and long-term incentives) by reviewing (i) executive compensation surveys, compiled by third-party consultants and in which the Company participates, and/or (ii) Peer Group and industry standards and/or
     (iii) other supplemental general compensation information.

          4. On at least an annual basis, review with Company's counsel, any legal matters that could have a significant impact on compensation, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     B. General Compensation Review and Recommendations

          1. Stock and Incentive Plans

             a. Administer and make recommendations to the Board of Directors regarding the adoption, amendment or rescission of incentive compensation plans and stock-related plans (including specific provisions) in which the CEO and other senior executives and key employees may participate, including:

                i. Approving option guidelines and general size of overall grants

                ii.  Making grants

                iii.  Interpreting the Plans

                iv.  Determining rules and regulations relating to the Plans

                v.  Modifying or canceling existing grants

                vi. Designating employees eligible to participate in long-term incentive plans

                vii. Imposing limitations, restrictions and conditions upon any award as the Committee deems appropriate

          2. CEO Compensation

             a. Short-term Compensation. Annually, the Committee will:

                i. Review and approve appropriate goals and objectives for the next year, which are then discussed with the entire Board.

                ii. Evaluate the performance of the CEO in meeting those goals and objectives with input from the full Board at year-end.

                iii. Approve the compensation level of the CEO based upon this evaluation.

             b. Long-Term Compensation. Annually, the Committee will:

                i. Review and approve the long-term incentive award for the CEO.

                ii. Consider the performance of the Company and relative shareholder return.

                iii. Consider the value of such awards granted to other CEO's, both generally and in the industry.

             iv. Consider the number of stock options and common stock units granted the CEO in prior years.

          3. Other Officer and Key Employee Compensation

             a. Consider the judgment and recommendation of the CEO for the compensation of the Company's principal executives and other key employees.

             b. Annually review and recommend to the Board of Directors

                i. Salary ranges and salaries for the principal officers of the Company. The Committee shall consider the level and extent of applicable benefits provided by the Company with respect to insurance, pension provisions, health/medical coverage, vacations and other like benefits.

          4. On at least an annual basis, review with Company's counsel, any legal matters that could have a significant impact on compensation, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     D. Other Responsibilities

          1. Annually, the Committee will issue a report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company's proxy statement.

          2. Periodically review the Company's 401(k) Profit Sharing Plan and confer with the Plan's administrator and trustees regarding any proposed modifications thereto. The Committee will prepare written recommendations to the Board relative to any such proposed change including its financial impact.

          3. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

          4. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                      APPENDIX D

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE AND AUTHORITY

     A. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. Consistent with this purpose, the Committee's primary duties and obligations are to:

          1. Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

          2. Monitor and appraise the independence and performance of the Company's independent auditors.

          3. Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     B. The Audit Committee has the authority to conduct investigations appropriate to fulfilling its purpose and obligations and its members shall be given direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary, in the performance of its duties.

II. ORGANIZATION

     A. The Audit Committee is a committee of the Board of Directors and its members shall be elected annually by the Board. The Committee and its members shall meet the requirements of the Securities and Exchange Commission and the American Stock Exchange. The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be an independent member, free from any relationship that would interfere with the exercise of his or her independent judgment, or that might, in the opinion of the Board of Directors, be considered to be a conflict of interest. No member of the Audit Committee shall be, or shall have been within the last three years, an employee of the Company or any of its subsidiaries or affiliates. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     B. The Committee shall elect one of its members to act as chairman. If the chairman is not present, the members may designate an acting chairman by majority vote of the membership present.

     C. Vacancies occurring in the Audit Committee may be filled by appointment by the Chairman of the Board and no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

     D. The compensation of members of the Committee may be determined from time to time by resolution of the Board. Unless otherwise determined, each member of the Audit Committee shall be compensated on the basis of $1,000.00 for each meeting of the Committee attended by such member. In addition, members of the Audit Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

III. MEETINGS

     A. The Committee shall meet at least three times annually, or more frequently as circumstances dictate. Each meeting shall be noticed and scheduled in accordance with the bylaws of the Company as they relate to Board meetings in general. The chairman shall prepare and/or approve an agenda in advance of each meeting.

     B. The Committee shall meet privately in executive session at least annually with management and the independent auditors and as a Committee to discuss any matters that the Committee, or each of these groups, believes should be discussed.

     C. The Committee shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

IV. DUTIES AND RESPONSIBILITIES

     A. Review Procedures

          1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the entire Board for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

          2. Review the Company's annual audited financial statements prior to filing and distribution. Such review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

          3. In consultation with management and independent auditors, consider the integrity and adequacy of the Company's financial reporting processes and controls. Such review should include discussion of significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

          4. Periodically review the Company's adopted Investment Policy and confer with management and other consultants as appropriate regarding modifications thereto. The Committee will prepare written recommendations to the Board relative to any proposed change to the Investment Policy, including its financial impact.

          5. Review significant findings prepared by the independent auditors together with management's responses thereto. Such review should include discussion and status of prior recommendations.

          6. Review with financial management and independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Such review should include discussion as to any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

     B. Independent Auditors

          1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          2. Approve the fees and other significant compensation to be paid to the independent auditors.

          3. On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

          4. Review the independent auditors' audit plan. Such review should include a discussion of scope, staffing, reliance upon management and general audit approach.

          5. Prior to the Company releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.

          6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     C. Finance Department and Legal Compliance

          1. Review the appointment, performance and replacement of the senior financial officer of the Company.

          2. Review financial and accounting personnel succession planning within the Company.

          3. On at least an annual basis, review with Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     D. Other Responsibilities

          1. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          2. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

          3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          4. Periodically perform self-assessment of the Committee's performance.

          5. Annually review policies and procedures as well as audit results associated with Directors' and Officers' expense accounts and perquisites. Annually review a summary of Director and Officers' related party transactions and potential conflicts of interest.

          6. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         THE SPORTS CLUB COMPANY, INC.

     I/We hereby appoint Nanette Pattee Francini, Lois Barberio and Timothy O'Brien, or any one of them acting alone in the absence of the others, as proxyholders, each with the power to appoint his/her substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of The Sports Club Company, Inc. held of record by me/us on April 6, 2001, at the Annual Meeting of Stockholders to be held on May 21, 2001, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF.


                    (PLEASE VOTE AND SIGN ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2001

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

                                   WITHHOLD
                       FOR         AUTHORITY

1.   Election of 2     [ ]            [ ]
     Class I
     Directors

NOMINEES: Class I; Brian J. Collins and Andrew L. Turner

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED:)

-----------------------------------------------------------------------------

                                                 FOR      AGAINST    ABSTAIN
2.   Approve adoption of Company's 2001          [ ]        [ ]        [ ]
     Employees Stock Purchase Plan.

3.   Approve adoption of Company's 2001          [ ]        [ ]        [ ]
     Incentive Stock Plan.

The undersigned hereby acknowledges receipt of the Proxy Statement dated April 13, 2001 and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournment thereof.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PAID ENVELOPE.



SIGNATURE                       DATE                                  DATE
          ---------------------      -----  -------------------------      -----
         PLEASE SIGN EXACTLY AS             SIGNATURE IF HELD JOINTLY
         NAME APPEARS HEREON

NOTE: Both should sign if shares are held in joint tenency: If signing as attorney, executor, administrator, trustee or guardian, give full title; if a corporation, sign full corporate name by President or authorized officer: if a partnership, sign partnership name by authorized person.